                                                                   EXHIBIT 10.15

                                                                EXECUTION COPY

================================================================================


                          RECAPITALIZATION AGREEMENT

                                 BY AND AMONG

                             E-TEK DYNAMICS, INC.,

                         THE PURCHASERS NAMED HEREIN,

                              THERESA STONE PAN,

                                 JING JONG PAN

                                      AND

                            THE TRUSTS NAMED HEREIN


================================================================================


                                 June 27, 1997

                          RECAPITALIZATION AGREEMENT
                          --------------------------

     THIS RECAPITALIZATION AGREEMENT (this "Agreement") is made as of June 27,
                                            ---------
1997, by and among the Persons listed on the Schedule of Purchasers attached
                                             ----------------------
hereto (each, a "Purchaser" and collectively, the "Purchasers"), E-Tek Dynamics,
                 ---------                         ----------
Inc., a California corporation (the "Company"), the Persons listed on the
                                     -------
Schedule of Trust Shareholders attached hereto (each, a "Trust Shareholder" and
------------------------------                           -----------------
collectively, the "Trust Shareholders"), Theresa Stone Pan ("T.S. Pan") and Jing
                   ------------------                        --------
Jong Pan ("J.J. Pan"). The Trust Shareholders, T.S. Pan and J.J. Pan are
           --------
sometimes collectively referred to herein as the "Shareholders" and individually
                                                  ------------
as a "Shareholder". The Purchasers, the Company and the Shareholders are
      -----------
sometimes collectively referred to herein as the "Parties" and individually as a
                                                  -------
"Party." Capitalized terms used herein and not otherwise defined herein have the
 -----
meanings given to such terms in Section 9 below.

     WHEREAS, the Company desires to reconstitute its capital structure through the sale of newly issued equity securities and the repurchase of certain of its outstanding equity securities, in each case on the terms and subject to the conditions set forth herein;

     WHEREAS, the Purchasers desire to purchase newly issued equity securities of the Company on the terms and subject to the conditions set forth herein;

     WHEREAS, the Shareholders desire the Company to repurchase certain equity securities of the Company held by certain of the Shareholders on the terms and subject to the conditions set forth herein;

     WHEREAS, prior to the date hereof, each of T.S. Pan and J.J. Pan have transferred all of the Common Stock held by each of them to the Trust Shareholders;

     WHEREAS, each of T.S. Pan and J.J. Pan will receive substantial direct and indirect benefits from the transactions contemplated by this Agreement and as a result each of them is executing this Agreement as a "Shareholder" hereunder and each of them shall be subject to all of the obligations of a Shareholder hereunder, including pursuant to Section 8B below; and

     WHEREAS, prior to the closing of the transactions contemplated by this Agreement, the Company will consummate a 493.72476 for one stock split of its Common Stock (the "Stock Split") and all references in this Agreement to a
                   -----------
number of shares of the Company's Common Stock assume the consummation of the Stock Split unless otherwise indicated.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties hereby agree as follows:

          Section 1.  Recapitalization.
                      ----------------

          1A.   Authorization.
                -------------

          (i) The Company shall, and the Shareholders shall cause the Company to, authorize the filing under the laws of the State of California of the amended and restated articles of incorporation of the Company in the form of Exhibit A attached hereto (with any minor (non-substantive) changes thereto as
---------
may be required by the California Secretary of State in connection with such filing) (as so amended and restated, the "Articles of Incorporation"). The
                                          -------------------------
Articles of Incorporation shall be duly filed by the Company on or prior to the Closing Date and shall be in full force and effect under the laws of the State of California as of the Closing.

          (ii) The Company shall, and the Shareholders shall cause the Company to, authorize the issuance to the Purchasers of an aggregate of 30,000,000 shares of its Class A Convertible Preferred Stock, no par value per share (the "Preferred Stock"), having the rights and preferences set forth in Exhibit A
 ---------------                                                   ---------
attached hereto. The Preferred Stock shall be initially convertible into 30,000,000 shares of the Company's Common Stock, no par value per share (the "Common Stock"), as set forth in Exhibit A attached hereto.
 ------------                    ---------

          (iii) The Company shall authorize the repurchase of 30,000,000.17 shares of the Company's Common Stock from the Shareholders (the "Repurchased
                                                                 -----------
Shares") for an aggregate purchase price equal to $120,000,000 (the "Repurchase
------                                                               ----------
Price"). The number of Repurchased Shares to be repurchased from each
-----
Shareholder is set forth on the Schedule of Shareholders attached hereto.
                                ------------------------

          1B.   Investment Transaction. On the basis of the representations,
                ----------------------
warranties, covenants and agreements set forth herein and subject to the satisfaction or waiver of the conditions set forth in Section 2 below, each of the Purchasers and the Company agrees to and shall consummate, and the Shareholders shall cause the Company to consummate, at the Closing, the following transaction (the "Investment Transaction"): the Company shall sell to
                            ----------------------
each Purchaser, and each Purchaser shall purchase from the Company, the number of shares of Preferred Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto, upon payment of immediately available
----------------------
funds in the amount set forth opposite such Purchaser's name on the Schedule of
                                                                    -----------
Purchasers attached hereto, payable in the manner set forth in Paragraph 1D(i)
----------
below. The aggregate purchase price for such shares of Preferred Stock shall be equal to $120,000,000 (the "Purchase Price").
                            --------------

          1C.   Repurchase Transaction. On the basis of the representations,
                ----------------------
warranties, covenants and agreements set forth herein and subject to the satisfaction or waiver of the conditions set forth in Section 3 below and the consummation of the Investment Transaction (the prior consummation of which may not be waived), the Company and each of the Shareholders agrees to and shall consummate, at the Closing, the following transaction (the "Repurchase
                                                            ----------
Transaction"): the Company shall repurchase from each Shareholder the number of
-----------
Repurchased Shares set forth opposite such Shareholder's name on the Schedule of
                                                                     -----------
Shareholders attached hereto and shall pay to each such Shareholder (in the
------------
manner set forth in Paragraphs 1D(iii) and 1D(iv) below) the portion of the Repurchase Price set forth opposite such Shareholder's name on the Schedule of Shareholders attached hereto.
------------------------

          1D.   Closing. The closing of each of the Investment Transaction and
                -------
the Repurchase Transaction (the "Closing") shall take place at the offices of
                                 -------
Fenwick & West, Two Palo Alto Square, Palo Alto, California, or at such other place as may be mutually agreeable to each of the Parties, at 10:00 a.m., local time, on July 23, 1997, or, if any of the conditions to Closing set forth in
Section 2 and Section 3 below have not been satisfied or waived by the Party entitled to the benefit thereof on or prior to such date, on the business day following satisfaction or waiver of such conditions (the "Closing Date"). The
                                                          ------------
Investment Transaction and the Repurchase Transaction shall each constitute a separate transaction hereunder. At the Closing the Parties shall consummate the Investment Transaction and the Repurchase Transaction in the following order:

          (i) Each Purchaser shall deliver to the Company such Purchaser's portion of the Purchase Price as set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto, by wire transfer of immediately
----------------------
available funds to an account designated by the Company.

          (ii) The Company shall deliver to each Purchaser stock certificates evidencing the shares of Preferred Stock to be issued to such Purchaser as set forth opposite such Purchaser's name on the Schedule of Purchasers attached
                                            ----------------------
hereto, registered in such Purchaser's name, upon payment of such Purchaser's portion of the Purchase Price in the manner described in clause (i) above.

          (iii) The Company shall deliver $5,000,000 of the Repurchase Price to the Escrow Agent for deposit into an escrow account (the "Escrow Account")
                                                          --------------
established pursuant to the terms of an escrow agreement in the form of Exhibit
                                                                        -------
B attached hereto (the "Escrow Agreement") among the Parties and the Escrow
-                       ----------------
Agent. The Escrow Amount shall be available to satisfy amounts owing to the Company Parties pursuant to Paragraph 8B below.

          (iv) The Company shall pay to each Shareholder designated on the Schedule of Shareholders attached hereto (by wire transfer of immediately
------------------------
available funds to an account designated by such Shareholder) an amount equal to the "Closing Cash Amount" set forth opposite such Shareholder's name on the Schedule of Shareholders attached hereto.
------------------------

          (v) Each Shareholder shall deliver to the Company the stock certificates evidencing the Repurchased Shares held by such Shareholder upon payment of the Repurchase Price in the manner described in the first sentence of clause (iii) above and in clause (iv) above, duly endorsed in blank or accompanied by duly executed stock powers. The Company shall deliver to each Shareholder a new stock certificate or certificates representing any shares of Common Stock owned by such Shareholder which were represented by the certificates delivered pursuant to this clause (v) but which were not repurchased by the Company in connection with the Repurchase Transaction.

          Section 2.  Conditions of the Purchasers' Obligations at the Closing.
                      --------------------------------------------------------
The obligation of the Purchasers to purchase and pay for the Preferred Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          2A.  Representations and Warranties; Covenants. The representations
               -----------------------------------------
and warranties contained in Sections 5 and 6 hereof shall be true and correct in all material respects at and as of the Closing as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent of any changes expressly contemplated by this Agreement and changes in the ordinary course of business consistent with past practice which do not constitute or evidence a breach of any covenants or other obligations of the Company or the Shareholders hereunder (and none of which is a liability resulting from noncompliance with any applicable laws, breach of contract, breach of warranty (in excess of any warranty reserve specifically established with respect thereto and included on the Latest Balance Sheet), tort, infringement, claim or lawsuit), and except for any representations and warranties that speak only as of a certain date (which representations and warranties shall be true and correct as of such date), and the Company and the Shareholders shall have performed in all material respects all of the covenants required to be performed by the Company and the Shareholders hereunder prior to the Closing.

          2B.  Amendment of Articles of Incorporation. The Articles of
               --------------------------------------
Incorporation shall have been amended and restated in the form of Exhibit A
                                                                  ---------
attached hereto (with any minor (non-substantive) changes thereto as may be required by the California Secretary of State in connection with such filing), shall be in full force and effect under the laws of the State of California as of the Closing as so amended and restated and shall not have been further amended or modified.

          2C.  Amendment of Bylaws. The Company's Bylaws (the "Bylaws") shall
               -------------------                             ------
have been amended and restated in the form of Exhibit C attached hereto, shall
                                              ---------
be in full force and effect as of the Closing as so amended and restated and shall not have been further amended or modified.

          2D.  Shareholders Agreement. The Company, the Shareholders and the
               ----------------------
Executives shall have entered into a shareholders agreement in the form of Exhibit D attached hereto (the "Shareholders Agreement"), and the Shareholders
---------                       ----------------------
Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2E.  Registration Agreement. The Company and the Shareholders shall
               ----------------------
have entered into a registration agreement in the form of Exhibit E attached
                                                          ---------
hereto (the "Registration Agreement"), and the Registration Agreement shall be
             ----------------------
in full force and effect as of the Closing and shall not have been amended or modified.

          2F.  Stock Option Plan. The Company shall have adopted a stock option
               -----------------
plan in the form of Exhibit F attached hereto (the "Stock Option Plan") and the
                    ---------                       -----------------
Stock Option Plan shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2G.  Escrow Agreement. Each of the Company, the Shareholders and the
               ----------------
Escrow Agent shall have entered into the Escrow Agreement, and the Escrow Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2H.  Employment Agreement. The Company and J.J. Pan shall have entered
               --------------------
into an employment agreement in the form of Exhibit G attached hereto (the
                                            ---------
"Employment Agreement") and the Employment Agreement shall be in full force and
 --------------------
effect as of the Closing and shall not have been amended or modified.

          2I.  Executive Agreements. The Company and each of the Executives
               --------------------
shall have entered into an executive stock purchase and nondisclosure agreement in the form of Exhibit H-1 attached hereto and T.S. Pan shall have entered into
               -----------
a subscription agreement in the form of Exhibit H-2 attached hereto
                                        -----------
(collectively, the "Executive Agreements"), and each of the Executive Agreements
                    --------------------
shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2J.  Opinion of the Company's and the Shareholders' Counsel. The
               ------------------------------------------------------
Purchasers shall have received from Fenwick & West LLP, counsel for the Company and the Shareholders, an opinion with respect to the matters set forth in
Exhibit I-1 attached hereto, which shall be addressed to the Purchasers, dated
-----------
as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers. The Purchasers shall have received from Crist, Schulz, Biorn & Shepherd, counsel for the Trust Shareholders, an opinion with respect to the matters set forth in Exhibit I-2 attached hereto, which shall be addressed to
                     -----------
the Purchasers, dated as of the Closing Date and in form and substance reasonably satisfactory to the Purchasers.

          2K.  Repurchase Transaction. The Shareholders shall have
               ----------------------
simultaneously delivered to the Company the Repurchased Shares and shall have received payment therefor in full, in the manner set forth in Paragraph 1D above.

          2L.  Release of Liens. The Company shall have obtained releases of all
               ----------------
Liens relating to the assets and properties of the Company (other than (i) any Permitted Encumbrances, (ii) the deed of trust held by Bank of America, N.A. with respect to the Owned Real Property, and (iii) the Liens securing the Company's obligations pursuant to the Business Loan Agreement, dated as of September 29, 1995, between the Company and Bank of America, N.A.).

          2M.  Audit. The Purchasers shall have received the audited
               -----
consolidated balance sheet of the Company and its Subsidiaries as of May 31, 1997 and the related statements of income and cash flows (or the equivalent) for the eleven-month period then ended (together with an opinion with respect thereto from Price Waterhouse LLP containing no exceptions or qualifications) (the "May Financial Statements") and copies of the management letters delivered
      ------------------------
with respect thereto regarding internal controls, and such May Financial Statements shall not include any material adverse adjustments from the unaudited consolidated financial statements delivered pursuant to Paragraph 5E(ii) below with respect to the Company's business, operations, assets, liabilities, financial condition, operating results, cash flow or net worth.

          2N.  Litigation. No suit, action or other proceeding shall be pending
               ----------
before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby or that could have a Material Adverse Effect (other than any such suit, action or proceeding brought by any of the Parties), and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

          2O.  Filings. The Company shall have made all filings required to be
               -------
made by the Company and shall have obtained all permits and other authorizations required to be obtained by the Company under all applicable laws (including federal and state securities laws) to consummate the transactions contemplated by this Agreement in compliance with such laws (other than any securities law filings required to be made after the Closing, which filings shall be made promptly after the Closing).

          2P.  Third Party Consents and Approvals. The Company shall have
               ----------------------------------
received or obtained all third party and shareholder consents and approvals that are necessary for the consummation of the transactions contemplated hereby or that are required in order to prevent a breach of or default under, a termination or modification of, or acceleration of the terms of, any contract, agreement or document required to be listed on the attached Contracts Schedule
                                                            ------------------
(collectively, the "Third Party Approvals"), in each case on terms and
                    ---------------------
conditions reasonably satisfactory to the Purchasers.

          2Q.  Governmental Consents and Approvals. The Parties shall have
               -----------------------------------
received or obtained all governmental and regulatory consents and approvals (including all permits from the California Department of Corporations or appropriate exemptions therefrom) that are necessary for the consummation of the transactions contemplated hereby, in each case on terms and conditions satisfactory to the Purchasers, and the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino
                                                            -----------------
Act"), shall have expired or been terminated (collectively, the "Governmental
---                                                              ------------
Approvals"), and the Company shall have received all permits from the California
---------
Department of Corporations necessary for the consummation of the transactions contemplated by the Executive Agreements and the Stock Option Plan (or shall qualify for appropriate exemptions therefrom).

          2R.  Material Adverse Change. Since May 31, 1997, there shall have
               -----------------------
been no material adverse change or development in the business, financial condition, operating results, assets, operations, business prospects, cash flow, net worth or customer, supplier or employee relations of the Company.

          2S.  Expenses. At the Closing, the Company shall have paid or
               --------
reimbursed the Purchasers for their fees and expenses as provided in Paragraph 11A below.

          2T.  Real Estate Matters. The Purchasers shall have received an
               -------------------
estoppel certificate from each lender encumbering the Owned Real Property in form and substance reasonably satisfactory to the Purchasers and their special counsel and the endorsements and affidavits specified in Paragraph 4M below.

          2U.  Proceedings. All corporate and other proceedings taken or
               ------------
required to be taken by the Company and the Shareholders at or prior to the Closing in connection with the transactions contemplated hereby shall have been taken and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their special counsel.

          2V.  Closing Documents. At the Closing, the company shall have
               ------------------
delivered to the Purchasers all of the following documents:

          (i) a certificate of an officer of the Company, dated the Closing Date, stating the conditions specified in Section 1 and Paragraphs 2A through 2U (other than Paragraphs 2D, 2E, 2G, 2J, 2S, 2T, and 2U), inclusive, have been fully satisfied;

          (ii) certified copies of (a) the resolutions duly adopted by the Company's board of directors authorizing execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby (including the Stock Option Plan), the adoption and filing of the Articles of Incorporation referred to in Paragraph 2B, the Investment Transaction, the Repurchase Transaction, the issuance of the Executive Stock and the other transactions contemplated hereby and (b) the resolutions duly adopted by the Shareholders adopting the amendment and restatement of the Articles of Incorporation referred to in Paragraph 2B, the amendment and restatement of the Bylaws referred to in Paragraph 2C and approving the Stock Option Plan;

          (iii) certified copies of the Articles of Incorporation and the Bylaws, each as in effect at the Closing;

          (iv) copies of all Third Party Approvals and Governmental Approvals (including all blue sky filings and waivers of all preemptive rights and rights of first refusal);

          (v) good standing certificates of the Company from its jurisdiction of incorporation and each jurisdiction in which the Company is qualified to do business as a foreign corporation, in each case dated as of a recent date prior to the Closing Date; and

          (vi) such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their special counsel may reasonably request.

          2W.   Waiver. Any condition specified in this Section 2 may be waived
                ------
if consenting to in writing by the Purchasers.

          Section 3. Conditions of the Obligations of the Company and the
                     ----------------------------------------------------
Shareholders at the Closing. The obligations of the Company and each Shareholder
---------------------------
to consummate the transactions contemplated hereby is subject to the satisfaction as of the Closing of the following conditions.

          3A.  Representations and Warranties; Covenants. The representations
               -----------------------------------------
and warranties contained in Section 7 hereof shall be true and correct in all material respects at and as of the Closing as though then made as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent of any changes expressly contemplated by this Agreement and except for any representations and warranties that speak only as of a certain date (which representations and warranties shall be true and correct as of such date), and the Purchasers shall have performed in all material respects all of the covenants required to be performed by the Purchasers prior to the Closing.

          3B.  Amendment of Articles of Incorporation. The Articles of
               ---------------------------------------
Incorporation of shall be in full force and effect under the laws of the State of California as of the Closing.

           3C. Shareholders Agreement. The Purchasers shall have entered into
               ----------------------
the Shareholders Agreement, and the Shareholders Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          3D.  Registration Agreement. The Purchasers shall have entered into
               ----------------------
the Registration Agreement, and the Registration Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          3E.  Escrow Agreement. The Purchasers and the Escrow Agent shall have
               ----------------
entered into the Escrow Agreement, and the Escrow Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          3F.  Employment Agreement. The Company shall have entered into the
               --------------------
Employment Agreement, and the Employment Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          3G.  Opinion of the Purchasers' Counsel. The Shareholders shall have
               ----------------------------------
received from Kirkland & Ellis, counsel for the Purchasers, an opinion with respect to the matters set forth in Exhibit J attached hereto, which shall be
                                    ---------
addressed to the Shareholders and dated as of the Closing Date.

          3H.  Litigation. No suit, action or other proceeding shall be pending
               ----------
before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby (other than any such suit, action or proceeding brought by any of the Parties) and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

          3I.  Governmental Consents and Approvals. The Parties shall have
               -----------------------------------
received or obtained all Governmental Approvals that are necessary for the consummation of the transactions contemplated hereby, and the waiting period under the Hart-Scott-Rodino Act shall have expired or been terminated.

          3J.  Investment Transaction. The Purchasers shall have immediately
               ----------------------
prior thereto purchased the Preferred Stock and the Company shall have received payment therefor in full, in the manner set forth in Paragraph 1D above.

          3K.  Expenses. At the Closing, the Company shall have paid or
               --------
reimbursed the Shareholders for their fees and expenses as provided in Paragraph 11A below.

          3L.  Closing Certificate. The Purchasers shall have delivered to the
               -------------------
Company and the Shareholders a certificate of an officer, manager or general partner of the Purchaser Representative, dated the Closing Date, stating that the conditions specified in Paragraphs 3A through 3E (other than Paragraph 3B), inclusive, have been fully satisfied.

          3M.  Waiver. Any condition specified in this Section 3 (other than the
               ------
condition set forth in Paragraph 3J above) may be waived if consented to in writing by the Company and each of the Shareholders.

          Section 4.  Pre-Closing Covenants and Agreements. Each of the Parties
                      ------------------------------------
agrees as follows with respect to the period between the date of this Agreement and the Closing:

          4A.  General. Each of the Parties shall use all reasonable efforts to
               -------
take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the conditions set forth in Sections 2 and 3 above). At the Closing, the applicable Parties shall execute and deliver the Escrow Agreement, the Shareholders Agreement, the Registration Agreement, the Employment Agreement and the other agreements and instruments contemplated hereby to be executed and delivered at the Closing.

          4B.  Maintenance of Business. The Company shall, and the Shareholders
               -----------------------
shall cause the Company to, (i) use all reasonable efforts to maintain its assets in good operating condition and repair (normal wear and tear excepted),
(ii) maintain insurance reasonably comparable to that in effect on the date of the Latest Balance Sheet, (iii) maintain inventory, supplies and spare parts at customary operating levels consistent with current practices, and replace in accordance with past practice any inoperable, worn out or obsolete assets with modern assets of comparable quality, (iv) maintain its books, accounts and records in accordance with past custom and practice as used in the preparation of the Latest Balance Sheet and the financial statements described in Paragraph 5E below, and (v) use all reasonable efforts to maintain in full force and effect the existence of all Intellectual Property Rights.

          4C.  Third Party Notices and Consents. The Company shall, and the
               --------------------------------
Shareholders shall cause the Company to, use all reasonable efforts to (i) give required notices to third parties and (ii) obtain any required third party consents, in each case in connection with the matters contemplated by this Agreement.

          4D.  Governmental Notices and Consents. Each of the Parties shall give
               ---------------------------------
any notices to, make any filings with, and use all reasonable efforts to obtain, any authorizations, consents and approvals of governments and governmental agencies in connection with the matters contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Parties shall use all reasonable efforts to obtain an early termination of the waiting period under the Hart-Scott-Rodino Act, and shall make any further filings pursuant thereto that may be necessary, proper or advisable in connection therewith, and the Company shall pay all filing and other fees related to any filings under the Hart-Scott-Rodino Act.

          4E.   Operation of Business. The Company shall, and the Shareholders
                ---------------------
shall cause the Company to, operate its business only in the usual and ordinary course of business consistent with past practice and use all reasonable efforts to preserve the goodwill and organization of its business and the relationships with its customers, suppliers, employees and other Persons having business relations with the Company. Without limiting the generality of the foregoing, prior to the Closing, and except as expressly contemplated by this Agreement or with the express prior written consent of the Purchaser Representative, the Company shall not:

          (i) take or omit to take any action that would require disclosure under Paragraph 5M below or that would otherwise result in a breach of any of the representations, warranties or covenants made by the Company or the Shareholders in this Agreement;

          (ii) take any action or omit to take any action which act or omission would reasonably be anticipated to have a Material Adverse Effect;

          (iii) (a) enter into any contract out of the ordinary course of business or restricting in any material respect the conduct of its business, (b) make any loans or Investments (other than advances to the Company's employees in the ordinary course of business consistent with past custom and practice), (c) increase any officer's or employee's compensation, incentive arrangements or other benefits, except for increases and bonuses made in the ordinary course of business consistent with past custom and practice that are set forth on the Employees Schedule
                                                             ------------------
     attached hereto and except that at or immediately prior to the Closing the Company may pay bonuses to Ming Shih and Kung Shih in a total aggregate amount not to exceed $3,000,000, (d) redeem, purchase or otherwise acquire directly or indirectly any of its issued and outstanding capital stock, or any outstanding rights or securities exercisable or exchangeable for or convertible into its capital stock, or make any distribution or dividend to any of the Shareholders, (e) amend its articles of incorporation or bylaws or issue or agree to issue any capital stock or any rights to acquire, or securities convertible into or exchangeable for, any of its capital stock,
     (f) directly or indirectly engage in any transaction, arrangement or contract with any officer, director, shareholder or other insider or Affiliate which is not in the ordinary course of business consistent with past practice and at arm's length, (g) execute any guaranty, issue any debt or borrow any money, or (h) buy or sell any assets out of the ordinary course of business consistent with past practice; or

          (iv) enter into any transaction, arrangement or contract except on an arm's-length basis in the ordinary course of business consistent with past custom and practice.

          Notwithstanding the foregoing, nothing in this Paragraph 4E shall prohibit the Company from taking any other action or omitting to take any other action as specifically set forth on the Pre-Closing Activities Schedule attached
                                        -------------------------------
hereto.

          4F.  Full Access. The Company shall, and the Shareholders shall cause
               -----------
the Company to, afford, and cause its officers, directors, employees, attorneys, accountants and other agents to afford, to the Purchasers and their accounting, legal and other representatives, as well as their respective officers, employees, affiliates and other agents, full and complete access at all reasonable times and during normal business hours to the Company's personnel and to business, financial, legal, tax, compensation and other data and information concerning the Company's affairs and operations.

          4G.  Compliance with Agreements and Laws. The Company shall, and the
               -----------------------------------
Shareholders shall cause the Company to, (i) comply with all material obligations pursuant to any contract or agreement, whether oral or written, express or implied and (ii) comply with all material applicable laws.

          4H.  Payment of Obligations. The Company shall, and the Shareholders
               ----------------------
shall cause the Company to, pay and discharge when payable all Taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon unless contested in good faith by appropriate proceedings) and pay and discharge all claims for labor, materials or supplies in the ordinary course of business consistent with past practice.

          4I.  Notice of Material Developments. Each Party shall give prompt
               -------------------------------
written notice to the other Parties of (i) any variances in any of its representations or warranties contained in Sections 5, 6 or 7 below, as the case may be, (ii) any breach of any covenant hereunder by such Party and (iii) any other material development affecting the ability of such Party to consummate the transactions contemplated by this Agreement.

          4J.  Exclusivity. None of the Company, the Shareholders or any of
               -----------
their respective Affiliates, representatives, officers, employees, directors, trustees, beneficiaries or agents shall, directly or indirectly, (i) submit, solicit, initiate, encourage or discuss any proposal or offer from any Person or enter into any agreement or accept any offer relating to or consummate any (a) reorganization, liquidation, dissolution or recapitalization of the Company, (b) merger or consolidation involving the Company, (c) purchase or sale of any assets or capital stock (or any rights to acquire, or securities convertible into or exchangeable for, any such capital stock) of the Company (other than a purchase or sale of assets (including inventory) in the ordinary course of business consistent with past custom and practice), or (d) similar transaction or business combination involving the Company or its assets (each of the foregoing transactions described in clauses (a) through (d), a "Company
                                                                -------
Transaction") or (ii) furnish any information with respect to, assist or
-----------
participate in or facilitate in any other manner any effort or attempt by any Person to do or seek to do any of the foregoing. The Company and each of the Shareholders agree to notify the Purchasers immediately if any Person makes any proposal, offer, inquiry or contact with respect to a Company Transaction. In the event that any of the Company or the Shareholders breaches the provisions of this Paragraph 4J and the transactions contemplated hereby are not consummated for any reason, the Company and/or the Shareholders shall promptly reimburse the Purchasers and their Affiliates for all out-of-pocket fees and expenses incurred before or after the date of this Agreement by the Purchasers and their Affiliates related to the transactions contemplated hereby, including fees and expenses of legal counsel, accounts and other consultants and advisors retained by the Purchasers in connection with the transactions contemplated hereby. The foregoing provisions are in addition to, and not in derogation of, any statutory or other remedy that the Purchasers may have for a breach of this Paragraph 4J.

          4K.  Tax Matters. Without the prior written consent of the Purchaser
               -----------
Representative, none of the Shareholders or the Company shall make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company, or take any other similar action, or omit to take any action relating to the filing of any Tax Return or the repayment of any Tax, if such election, adoption, change amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the present or future Tax liability or decreasing any present or future Tax asset of the Company or the Purchasers.

          4L.  Actions with Respect to Repurchased Shares. Each Shareholder
               -------------------------------------------
agrees that such Shareholders shall not sell, redeem, convert, assign, exchange, transfer, pledge or otherwise dispose of any interest in such Shareholder's Repurchased Shares (or any other shares of Common Stock), except as expressly contemplated by this Agreement.

          4M.  Real Estate Matters. The Company shall, and the Shareholders
               -------------------
shall cause the Company to, deliver to the Purchasers (i) a date-down endorsement dated as of the Closing Date from Chicago Title Company and relating to Chicago Title Company Policy, number 760352-LM, (ii) an affidavit certifying to the Purchasers and Chicago Title Insurance Company that there have been no improvements to the Owned Real Property since the date of the most recent survey with respect thereto and (iii) the estoppel certificate referred to in Paragraph 2T.

          4N.  Audit. The Company shall, and the Shareholders shall cause the
               -----
Company to, deliver the May Financial Statements to the Purchasers as soon as practicable after the date hereof, but in any event on or prior to July 15, 1997.

          Section 5.  Representations and Warranties of the Company and the
                      -----------------------------------------------------
Shareholders. As a material inducement to the Purchasers to enter into this
------------
Agreement and purchase the Preferred Stock hereunder, the Company and each of the Shareholders, jointly and severally, hereby represent and warrant to the Purchasers as follows:

          5A.  Organization, Corporate Power and Licensees. The Company is a
               -------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to so qualify would not have a Material Adverse Effect. The Company possesses all requisite corporate power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted to carry out the transactions contemplated by this Agreement. The copies of the Company's charter and documents and bylaws which have been furnished to the Purchaser's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete and will be amended prior to the Closing as required by Paragraphs 2B and 2C above.

          5B.  Capital Stock and Related Matters.
               ---------------------------------

          (i) As of the date hereof, and without giving effect to the Stock Split, the authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, of which 101,271 shares are issued and outstanding and are held beneficially and of record by the Shareholders as set forth on the Capitalization Schedule attached hereto (free and clear of all Encumbrances). As
-----------------------
of the Closing and immediately thereafter and after giving effect to the Stock Split and the issuance of the Executive Stock, the authorized capital stock of the Company shall consist of (a) 30,000,000 shares of Preferred Stock, all of which shall be issued and outstanding, and (b) 60,000,000 shares of Common Stock, of which 22,222,222 shares shall be issued and outstanding and 30,000,000 shares shall be reserved for issuance upon conversion of the Preferred Stock and 3,333,333 shares shall be reserved for issuance upon exercise of the options authorized pursuant to the Stock Option Plan or pursuant to restricted stock purchase agreements authorized by the Company's board of directors. Except as set forth in the immediately preceding sentence, the Company does not have and will not, as of the Closing Date, have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, other than, as of the Closing Date, any options granted pursuant to the Stock Option Plan as of the Closing Date. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, other than as expressly provided in this Agreement and, as of the Closing, pursuant to the Articles of Incorporation, the Shareholders Agreement and the Executive Agreements. As of the date hereof and as of the Closing and immediately thereafter, all of the outstanding shares of the Company's capital stock are or shall be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or contractual shareholder preemptive rights or rights of first refusal or other similar restrictions with respect to the issuance of the Preferred Stock hereunder, the issuance of the Common Stock to the Executives pursuant to the Executive Agreements as of the Closing Date (the "Executive Stock") or the issuance of any Common Stock upon the conversion
      ---------------
of the Preferred Stock. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock and the offer, sale and issuance of the Preferred Stock hereunder, the offer, sale and issuance of the Executive Stock, the grant of any stock options under the Stock Option Plan and the issuance of Common Stock upon the conversion of the Preferred Stock does not require registration under the Securities Act or any applicable state securities laws. Except for the Shareholders Agreement to be executed and delivered at the Closing, there are no agreements between the Company's shareholders or among any other Person with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's governance.

          5C.  Subsidiaries; Investments. Except as set forth on the attached
               -------------------------
Investments and Subsidiaries Schedule, the Company does not own or hold the
-------------------------------------
right to acquire any shares of stock or any other security or interest in any other Person. The attached Investments and Subsidiaries Schedule correctly sets
                           -------------------------------------
forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its incorporation and possesses all requisite corporate power and authority necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify. All of the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and all such shares are owned by the Company or another Subsidiary free and clear of any Lien and are not subject to any option or right to purchase any such shares. Except as set forth on the Investments and Subsidiaries Schedule attached
                           -------------------------------------
hereto, the Company has never had any Subsidiaries. Except as set forth on the Investments and Subsidiaries Schedule, the Company does not have any obligation
-------------------------------------
to make any additional Investments in any Person.

          5D.  Authorization; No Breach. The execution, delivery and performance
               ------------------------
of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Preferred Stock hereunder, the offering, sale and issuance of the Executive Stock, the repurchase of the Repurchased Shares pursuant hereto, the issuance of Common Stock upon the conversion of the Preferred Stock, the amendment and restatement of the Articles of Incorporation and the amendment and restatement of the Bylaws have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, and the Articles of Incorporation, when filed under the laws of the State of California in accordance with the terms hereof, and all other agreements and instruments contemplated hereby to which the Company is a party, when executed and delivered by the Company in accordance with the terms hereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. Except as set forth on the attached Restrictions Schedule, the execution and delivery by the Company of this
---------------------
Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Preferred Stock hereunder, the offering, sale and issuance of the Executive Stock, the repurchase of the Repurchased Shares pursuant hereto, the issuance of Common Stock upon the conversion of the Preferred Stock, the amendment and restatement of the Articles of Incorporation, the amendment and restatement of the Bylaws and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Lien upon the Company's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, the Company's articles of incorporation or bylaws, any of its Subsidiaries' charter or bylaws, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject. Neither the Company, any of its Subsidiaries nor any of the Shareholders is a party to or bound by any written or oral agreement or understanding with respect to a Company Transaction other than this Agreement, and all of them have terminated all discussions with third parties (other than the Purchasers) regarding Company Transactions.

     5E.  Financial Statements. Attached hereto as the Financial Statements
          --------------------                         --------------------
Schedule are the following financial statements:
--------

          (i) the audited consolidated balance sheets of the Company and its Subsidiaries as of June 30, 1996 and June 30, 1995, and the related statements of income and cash flows (or the equivalent) for the respective twelve-month periods then ended; and

          (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries as of May 31, 1997 (the "Latest Balance Sheet"), and the
                                           --------------------
     related statements of income and cash flows (or the equivalent) for the eleven-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any), and the May Financial Statements when delivered pursuant to Paragraph 4N above, is (or, in the case of the May Financial Statements, will be) accurate and complete, is (or, in the case of the May Financial Statements, will be) consistent with the books and records of the Company and its Subsidiaries (which, in turn, are accurate and complete), fairly presents (or, in the case of the May Financial Statements, will fairly present) the financial condition and operating results of the Company and its Subsidiaries and has been (or, in the case of the May Financial Statements, will be) prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject in the case of the unaudited financial statements to the absence of footnote disclosure and normal year-end adjustments (none of which footnote disclosures or year-end adjustments would, alone or in the aggregate, be materially adverse to the business, operations, assets, liabilities, financial condition, operating results, cash flow or net worth of the Company and its Subsidiaries, taken as a whole). Notwithstanding anything herein to the contrary, after the delivery to the Company and the Purchasers of the audited balance sheet included in the May Financial Statements, all references in this Agreement to the "Latest Balance Sheet" shall be deemed to be a reference to each of (x) such audited balance sheet and (y) the unaudited balance sheet referred to in clause (ii) above, and each of such balance sheets shall have independent significance for purposes of this Agreement.

     5F.  Absence of Undisclosed Liabilities. Except as set forth on the
          ----------------------------------
attached Liabilities Schedule, neither the Company nor any of its Subsidiaries
         --------------------
has any obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof, other than: (i) liabilities set forth on the liabilities side of the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable laws, breach of contract, breach of warranty (in excess of any warranty reserve specifically established with respect thereto and included on the Latest Balance

Sheet), tort, infringement, claim or lawsuit) and (iii) other liabilities and obligations expressly disclosed in the Schedules referred to in this Section 5.

     5G.  Accounts Receivable. Except as set forth on the attached Accounts
          -------------------                                      --------
Receivable Schedule, all accounts receivable reflected on the Latest Balance
-------------------
Sheet and all accounts receivable to be reflected on the Company's and its Subsidiaries' books and records as of the Closing Date (net of allowances for doubtful accounts as reflected thereon and as determined in accordance with GAAP consistently applied) are or shall be valid receivables arising in the ordinary course of business, and are or shall be current and collectible, subject to no valid counterclaims or setoffs, at the aggregate recorded amount therefor as shown on the Latest Balance Sheet and on the Company's or such Subsidiary's books and records as of the Closing Date, as the case may be (net of allowances for doubtful accounts as reflected thereon and as determined in accordance with GAAP consistently applied). No Person has any Lien on such receivables or any part thereof, and no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such receivables.

     5H.  Inventories. Except as set forth on the attached Inventories Schedule,
          -----------                                      --------------------
the inventory shown on the Latest Balance Sheet and the inventory to be shown on the Company's and its Subsidiaries' books and records as of the Closing Date (net of the reserves applicable thereto as reflected thereon and as determined in accordance with GAAP consistently applied), consists or shall consist of a quantity and quality usable and saleable in the ordinary course of business, and is not excess, obsolete or damaged (as determined in accordance with GAAP).

     5I.  Product Warranty; Product Certifications.
          ----------------------------------------

     (i) All products and equipment manufactured, sold, leased or delivered by the Company or any of its Subsidiaries and all services rendered by the Company and its Subsidiaries have been in conformity in all material respects with all applicable contractual commitments and all express and implied warranties, and neither the Company nor any of its Subsidiaries has any liability (and, to the Company's knowledge, there is no reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any such liability) for replacement or repair thereof or other damages in connection therewith in excess of any warranty reserve specifically established with respect thereto and included on the Latest Balance Sheet. No products or equipment manufactured, sold, leased or delivered by the Company or any of its Subsidiaries and no services rendered by the Company or any of its Subsidiaries are subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of such sale, lease or service (including as a result of any course of conduct between the Company or any of its Subsidiaries and any Person or as a result of any statements in any of the Company's or any of its Subsidiaries' product or promotional literature). The attached Product Warranty Schedule includes copies
                                      -------------------------
of such standard terms and conditions of sale, lease and service for the Company and its Subsidiaries (containing applicable guaranty, warranty and indemnity provisions). Neither the Company nor any of its Subsidiaries has been notified in writing of any claims for (and the Company has no knowledge of any threatened claims for) any extraordinary product returns, warranty obligations or product services relating to any of its products or services.

     (ii) The Company and its Subsidiaries hold all material product registrations, accreditations and other certifications required for the conduct of its business and the Company is ISO 9001 certified (all of such registrations, accreditations and certifications being referred to herein as "Product Certifications"). The Company and its Subsidiaries are in compliance
 ----------------------
with all terms and conditions of all such Product Certifications and no notices have been received by the Company or any of its Subsidiaries alleging the failure to hold any Product Certification. To the Company's knowledge, there is no reasonable basis for any present or future action rescinding any such Product Certifications and no loss or expiration of any such Product Certifications is reasonably foreseeable or has had or would reasonably be expected to have a Material Adverse Effect. All such Product Certifications will be held by the Company and its Subsidiaries on identical terms immediately following the Closing.

     5J.    Product Liability. Except as set forth on the attached Product
            -----------------                                      -------
Liability Schedule, neither the Company nor any of its Subsidiaries has any
------------------
liability (and, to the Company's knowledge, there is no reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against it giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any products or equipment manufactured, sold, leased or delivered by the Company or any of its Subsidiaries or with respect to any services rendered by the Company or any of its Subsidiaries.

     5K.    Product Recall, etc. Except as set forth on the attached Product
            -------------------                                      -------
Recall Schedule, there have been no product or equipment recalls, withdrawals or
---------------
seizures with respect to any products or equipment manufactured, sold, leased or delivered by the Company or any of its Subsidiaries or with respect to any services rendered by the Company or any of its Subsidiaries.

     5L.    No Material Adverse Effect. Since May 31, 1997, there has occurred
            --------------------------
no fact, event or circumstance which has had or would reasonably be expected to have a Material Adverse Effect. Since June 30, 1996, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice.

     5M.    Absence of Certain Developments.
            -------------------------------

     Except as expressly contemplated by this Agreement or as set forth on the attached Developments Schedule, since June 30, 1996, neither the Company nor or
         ---------------------
any of its Subsidiaries has:

     (i) issued any notes, bonds or other debt securities or any capital stock or other equity securities or any securities or rights convertible, exchangeable or exercisable into any capital stock or other equity securities;

     (ii) borrowed any amount or incurred or become subject to any material liabilities, except current liabilities incurred in the ordinary course of business consistent with past practice;

     (iii) discharged or satisfied any material Lien or paid any material obligation or liability, other than current liabilities paid in the ordinary course of business;

     (iv) declared, set aside or made any payment or distribution of cash or other property to any Shareholder with respect to such Shareholder's capital stock or other equity securities or purchased, redeemed or otherwise acquired any shares of its capital stock or other equity securities (including any warrants, options or other rights to acquire its capital stock or other equity securities);

     (v) mortgaged or pledged any of its properties or assets or subjected them to any Lien, except for Permitted Encumbrances;

     (vi) sold, assigned, transferred, leased, licensed or otherwise encumbered any of its tangible assets, except in the ordinary course of business consistent with past practice, or canceled any material debts or claims;

     (vii) sold, assigned, transferred, leased, licensed or otherwise encumbered any Intellectual Property Rights or other intangible assets, disclosed any material proprietary confidential information to any Person (other than to the Purchasers and other than in the ordinary course of business consistent with past practice in circumstances in which it has imposed reasonable confidentiality restrictions), or abandoned or permitted to lapse any Intellectual Property Rights;

     (viii) made or granted any bonus or any wage or salary increase to any employee or group of employees (except as required by pre-existing contracts described on the attached Contracts Schedule), or made or granted any increase
                          ------------------
in any employee benefit plan or arrangement, or amended or terminated any existing employee benefit plan or arrangement or adopted any new employee benefit plan or arrangement;

     (ix) suffered any extraordinary losses or waived any rights of material value (whether or not in the ordinary course of business or consistent with past practice) in excess of $25,000 in the aggregate;

     (x) made capital expenditures or commitments therefor that aggregate in excess of $200,000;

     (xi) delayed or postponed the payment of any accounts payable or any other liability or obligation or agreed or negotiated with any party to extend the payment date of any accounts payable or accelerated the collection of any accounts or notes receivable;

     (xii) made any loans or advances to, guarantees for the benefit of, or any Investments in, any Persons (other than advances to the Company's employees in the ordinary course of business consistent with past practice);

     (xiii) made any charitable contributions or pledges exceeding in the aggregate $10,000;

     (xiv) suffered any damage, destruction or casualty loss exceeding in the aggregate $25,000, whether or not covered by insurance;

     (xv) made any change in any method of accounting or accounting policies, other than those required by GAAP which have been disclosed in writing to the Purchasers, or made any write-down in the value of its inventory that is material or that is other than in the usual, regular and ordinary course of business consistent with past practice;

     (xvi) made any Investment in or taken any steps to incorporate any Subsidiary;

     (xvii) amended its articles of incorporation, by-laws or other organizational documents;

     (xviii)   entered into any agreement or arrangement prohibiting or
restricting it from freely engaging in any business or otherwise restricting the conduct of its business;

     (xix) entered into any contract other than in the ordinary course of business consistent with past practice, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice or materially changed any business practice; or

     (xx)      agreed, whether orally or in writing, to do any of the foregoing.

     5N.       Assets.
               ------

     (i)       Except as set forth on the attached Assets Schedule, the Company
                                                   ---------------
and its Subsidiaries have good and valid title to, a valid leasehold interest in, or a valid license to use, the properties and assets, tangible or intangible, used by it, located on their premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Permitted Encumbrances.

     (ii)      Except as set forth on the attached Assets Schedule, all of the
                                                   ---------------
Company's and its Subsidiaries' buildings, equipment, machinery, fixtures, improvements and other tangible assets (whether owned or leased) are in good condition and repair (except for ordinary wear and tear) and are fit for use in the ordinary course of the Company's and such Subsidiaries' respective businesses as presently conducted and as presently proposed to be conducted. All such assets have been installed and maintained in all material respects in accordance with all applicable laws, regulations and ordinances.

     (iii)     Except as set forth on the attached Assets Schedule, each of the
                                                   ---------------
Company and its Subsidiaries owns, has a valid leasehold interest in, or has a valid license to use, all the material assets, properties and rights, whether tangible or intangible, necessary for the conduct of its business as presently conducted and as presently proposed to be conducted prior to the Closing.

     5O.  Tax Matters.
          -----------

     (i)  Except as set forth on the attached Taxes Schedule:
                                              --------------

          (a) the Company and each of its Subsidiaries have filed all Tax Returns which it is required to file under applicable laws and regulations, and all such Tax Returns are complete and correct and have been prepared in compliance with all applicable laws and regulations;

          (b) the Company and each of its Subsidiaries have paid all Taxes due and owing by it (whether or not such Taxes are shown or required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authority all Taxes which it is required to withhold from amounts paid or owing to any employee, shareholder, creditor or other third party;

          (c) neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to any Taxes or agreed to any extension of time for filing any Tax Return which has not been filed; and neither the Company nor any of its Subsidiaries has consented to extend to a date later than the date hereof the period in which any Tax may be assessed or collected by any Taxing Authority;

          (d) the accrual for Taxes on the Latest Balance Sheet would be adequate to pay all Tax liabilities of the Company and its Subsidiaries if its current tax year were treated as ending on the date of the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income);

          (e) since June 30, 1996, neither the Company nor any of its Subsidiaries has incurred any liability for Taxes other than in the ordinary course of business;

          (f) the assessment of any additional Taxes for periods for which Tax Returns have been filed by the Company or any of its Subsidiaries shall not exceed the recorded liability therefor on the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income);

          (g) the federal income Tax Returns of the Company and its Subsidiaries have been audited and are closed for all tax years through 1994;

          (h) no foreign, federal, state or local tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to the Company or any of its Subsidiaries;

          (i) neither the Company nor any of its Subsidiaries has received from any foreign, federal, state or local taxing authority (including jurisdictions where the Company or any of its Subsidiaries has filed Tax Returns) any (i) written notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by any taxing authority against the Company or any of its Subsidiaries;

          (j) there are no material unresolved questions or claims concerning the Company's or any of its Subsidiaries' Tax liability;

          (k) no claim has ever been made by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries are or may be subject to Taxes assessed by such jurisdiction;

          (l) neither the Company nor any of its Subsidiaries has been a member of an Affiliated Group or filed or been included in a combined, consolidated or unitary income Tax Return;

          (m) neither the Company nor any of its Subsidiaries is a party to or bound by any Tax allocation or Tax sharing agreement;

          (n) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or any of its Subsidiaries;

          (o) neither the Company nor any of its Subsidiaries shall be required to (i) as a result of a change in method of accounting for a taxable period ending on or prior to the Closing Date, include any adjustment in taxable income for any taxable period (or portion thereof) ending after the Closing Date, (ii) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign income Tax law) executed on or before the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, (iii) as a result of any sale reported on the installment method where such sale occurred on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, or (iv) as a result of any prepaid amount received on or prior to the Closing Date, include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date; and.

          (p) the E-Tek Dynamics Foreign Sales Corporation currently is and has been since the date of its creation, an FSC, as described in Section 922 of the Code (or any corresponding provision of state, local or foreign income Tax law).

     (ii) Neither the Company nor any of its Subsidiaries:

          (a) has made an election under Section 341(f) of the Code; and

          (b) is presently liable for the Taxes of another Person (1) under Treas. Reg. Section 1.1502-6 (or comparable provisions of state, local or foreign law), (2) as a transferee or successor, or (3) by contract or indemnity or otherwise.

     5P.  Contracts and Commitments.
          -------------------------

     (i) Except as expressly contemplated by this Agreement or as set forth on the attached Contracts Schedule, the attached Intellectual Property Schedule,
             ------------------               ------------------------------
the attached Employees Schedule, or the attached Employee Benefits Schedule,
             ------------------                  --------------------------
neither the Company nor any of its Subsidiaries is a party to or bound by any written or oral:

          (a) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan, arrangement or practice, whether formal or informal;

          (b) collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

          (c) management agreement, contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual cash or other compensation in excess of $50,000 or providing for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated hereby;

          (d) contract or agreement requiring the consent of any party thereto upon a change in control of the Company or such Subsidiary, containing any provision which would result in a modification of any rights or obligations of any party thereunder upon a change in control of the Company or such Subsidiary or which would provide any party any remedy (including rescission or liquidated damages) in the event of a change in control of the Company or such Subsidiary;

          (e) contract under which it has advanced or loaned monies to any other Person or otherwise agreed to advance, loan or invest any funds (other than advances to the Company's employees in the ordinary course of business consistent with past practice);

          (f) agreement or indenture relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of the Company or any of its Subsidiaries or any letter of credit arrangements;

          (g) guaranty of any obligation for borrowed money or otherwise other than endorsements made for collection in the ordinary course of business;

          (h) lease or agreement under which the Company or any of its Subsidiaries is lessee of or holds or operates any personal property, owned by any other party, except for any lease of personal property under which the aggregate annual rental payments do not exceed $25,000;

          (i) lease or agreement under which the Company or any of its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company;

          (j)  license or royalty agreements;

          (k) nondisclosure or confidentiality agreements (other than any such agreements entered into in the ordinary course of business which require the recipient to maintain confidentiality for a period of three to five years after disclosure);

          (l) local service agreements (including cleaning, guard service, lawn and snow removal) and maintenance agreements (including vehicle and equipment maintenance agreements) involving annual payments in excess of $25,000;

          (m) contract or group of related contracts with the same party or group of affiliated parties for the purchase of raw materials, commodities, supplies, products, equipment or other personal property or for the receipt of services under which the undelivered balance of such products and services has a selling price in excess of $50,000 (other than any purchase order or group of purchase orders received in the ordinary course of business with an undelivered balance of less than $200,000);

          (n) contract or group of related contracts with the same party or group of affiliated parties for the sale of raw materials, commodities, supplies, products or other personal property or for the furnishing of services under which the undelivered balance of such products or services due from the Company or any of its Subsidiaries has a selling price in excess of $50,000 (other than any purchase order or group of purchase orders received in the ordinary course of business with an undelivered balance of less than $200,000);

          (o) other contract or group of related contracts with the same party or group of affiliated parties continuing over a period of more than six months from the date or dates thereof, not terminable by the Company or any of its Subsidiaries upon 30 days' or less notice without penalty or involving more than $50,000;

          (p) contract or group of related contracts requiring the payment of any fee, penalty or other amount by the Company or any of its Subsidiaries in the event of any failure to perform or late performance of such contract or contracts by the Company or such Subsidiary;

          (q) contract relating to the marketing, sale, advertising or promotion of its products;

          (r) warranty agreement with respect to products sold or leased (other than any such agreement containing the standard terms and conditions described on the attached Product Warranty Schedule) or indemnity agreement
                               -------------------------
     with any supplier under which it is obligated to indemnify such supplier against product liability claims;

          (s) agreements relating to the ownership of or investments in any business or enterprise, including investments in joint ventures and minority equity investments;

          (t) assignment, license, indemnification or other agreement with respect to any intangible property (including any Intellectual Property Rights);

          (u) agreement under which it has granted any Person any registration rights (including demand or piggyback registration rights);

          (v) broker, agent, sales representative, sales or distribution agreement or agreement relating to the export and/or import of any goods or equipment ;

          (w) power of attorney or other similar agreement or grant of agency;

          (x) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world; or

          (y) other agreement which is material to its operations and business prospects or involves a consideration in excess of $50,000 annually, whether or not in the ordinary course of business.

     (ii) All of the contracts, agreements and instruments set forth or required to be set forth on the attached Contracts Schedule are valid, binding and
                                ------------------
enforceable in accordance with their respective terms and shall be in full force and effect without penalty in accordance with their terms upon consummation of the transactions contemplated hereby. Each of the Company and its Subsidiaries has performed all material obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any contract, agreement or instrument to which the Company or such Subsidiary is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or any of its Subsidiaries under any material contract, agreement or instrument to which the Company or any of its Subsidiaries is subject; neither the Company nor or any of its Subsidiaries has any present expectation or intention of not fully performing on a timely basis all such obligations required to be performed by the Company or such Subsidiary under any contract, agreement or instrument to which the Company or such Subsidiary is subject; no partially-filled or unfilled customer purchase order or sales order is subject to cancellation or any other material modification by the other party thereto or is subject to any penalty, right of set-off or other charge by the other party thereto for late performance or delivery; and neither the Company nor or any of its Subsidiaries has any knowledge of any breach or cancellation or anticipated cancellation by the other parties to any contract, agreement, instrument or commitment to which it is a party. Neither the Company nor or any of its Subsidiaries is a party to any contract, agreement or commitment the performance of which could reasonably be expected to have a Material Adverse Effect.

     (iii) The Purchasers' special counsel has been supplied with a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the attached Contracts Schedule, together
                                                 ------------------
with all amendments, waivers or other changes thereto.

     5Q.    International Trade Laws and Regulations. Except as set forth on the
            ----------------------------------------
attached International Trade Compliance Schedule:
         ---------------------------------------

     (i) The Company, each of its Subsidiaries and each of the Shareholders have complied and are in compliance with all International Trade Laws and Regulations applicable to such Person in connection with the conduct of the respective businesses of the Company and its Subsidiaries and neither the Company, any of its Subsidiaries nor any of the Shareholders has committed any violation of any International Trade Laws and Regulations.

     (ii) Each of the Company and its Subsidiaries holds, and has maintained in satisfactory condition, all permits, licenses, bonds, approvals, certificates, registrations and other authorizations required by all International Trade Laws and Regulations or required by federal, foreign or international authorities for the conduct of the Company's business activities in, and its import, export and other trade activities with, the United States and foreign jurisdictions.

     (iii) Neither the Company, any of its Subsidiaries nor any of the Shareholders have received any oral or written notice, whether in the form of claims, reports, notices, assessments, letters, demands, instructions, forms or written or oral requests for additional information, pertaining to the direct or indirect export from, or importation into, the United States or any foreign jurisdiction of the Company's products, equipment, services, or technology.

     (iv) Neither the Company, any of its Subsidiaries nor any of the Shareholders are or have been the subject of any civil or criminal investigation, litigation, audit, penalty, proceeding or assessment, liquidated damages proceeding or claim, forfeiture or forfeiture action, claim for additional customs duties or fees, denial orders, suspension of export privileges, governmental sanctions, or any other action, proceeding or claim by any foreign, federal, state or local governmental agency involving or otherwise relating to any alleged or actual violation of International Trade Laws and Regulations or relating to any alleged or actual underpayment of customs duties, fees, taxes or other amounts owed pursuant to any International Trade Laws and Regulations and, to the knowledge of the Company, there is no basis for any of the foregoing.

     (v) Neither the Company, any of its Subsidiaries nor any of the Shareholders have made or provided any material false statement or material omission to any agency of federal, state or local government, purchaser of products, or foreign government or foreign agency, in connection with the exportation of merchandise (including with respect to export licenses, exceptions, and other export authorizations and any filings required for or related to exportation of any item), the importation of merchandise (including the valuation or classification of imported merchandise, the duty treatment of imported merchandise, the eligibility of imported merchandise for favorable duty rates or other special treatment, country-of-origin marking, NAFTA Certificates, other statements or certificates concerning origin, quota or visa rights) or other approvals required by a foreign government or agency or any other requirement relating to any International Trade Laws and Regulations.

     (vi) Neither the Company, any of its Subsidiaries nor any of the Shareholders have made any payment, offer, gift, promise to give, or authorized or otherwise participated in, assisted or facilitated any payment or gift that is prohibited by the United States Foreign Corrupt Practices Act.

     (vii) Neither the Company, any of its Subsidiaries nor any of the Shareholders have engaged in or otherwise participated in, assisted or facilitated any transaction that is prohibited by any applicable embargo or related trade restriction imposed by the United States Office of Foreign Assets Control or any other agency of the United States government.

     (viii) The Company and its Subsidiaries have paid in full all customs duties and assessments relating to imports or exports (including regular duties, tariffs, marking duties, dumping and antidumping duties, countervailing duties, merchandise processing fees, harbor maintenance fees, and any other charge, fee or assessment relating to imports or exports) and any interest, penalties, liquidated damages, or other additions to these amounts due and owing by it. Since June 30, 1996, neither the Company nor any of its Subsidiaries has incurred any liability for any of the foregoing amounts other than in the ordinary course of business consistent with past practice.

     (ix) Neither the Company nor any of its Subsidiaries has received from any foreign, federal, state or local customs or other similar authority any (i) written or oral notice indicating an intent to open an audit or other review,
(ii) request for information related to customs duties matters, or (iii) notice of deficiency or proposed adjustment for any amount of customs duties assessed, proposed or asserted by any customs or other similar authority against the Company or such Subsidiary.

     (x) There are no material unresolved questions or claims concerning any liability of the Company or any of its Subsidiaries with respect to any International Trade Law or Regulations.

     (xi) Each of the Company and its Subsidiaries has complied with and continues to comply with all recordkeeping requirements of all applicable International Trade Laws and Regulations, including the recordkeeping requirements of the U.S. Customs Service relating to imports and the recordkeeping requirements of the U.S. Department of Commerce and the U.S. Department of State relating to exports.

     (xii)     The attached International Trade Compliance Schedule sets forth a
                            ---------------------------------------
list of each foreign jurisdiction to which the Company or any of its Subsidiaries exports any products, equipment, services or technology, each foreign jurisdiction from which the Company or any of its Subsidiaries imports any products, equipment, services or technology and each foreign jurisdiction to which the Company's or any of its Subsidiaries' products, equipment, services or technology or products of such technology are reexported.

     5R.  Intellectual Property Rights.
          ----------------------------

     (i)  The attached Intellectual Property Schedule contains a complete and
                       ------------------------------
accurate list of all (a) patented or registered Intellectual Property Rights owned or, to the Company's knowledge, used by the Company or any of its Subsidiaries, (b) pending patent applications and applications for registrations of other Intellectual Property Rights filed by the Company or any of its Subsidiaries, and (c) material unregistered Intellectual Property Rights owned or used by the Company or any of its Subsidiaries. The attached Intellectual
                                                                ------------
Property Schedule also contains a complete and accurate list of all licenses
-----------------
and other rights granted by the Company or any of its Subsidiaries to any third party with respect to any Intellectual Property Rights and all licenses and other rights granted by any third party to the Company or any of its Subsidiaries with respect to any Intellectual Property Rights, in each case identifying the subject Intellectual Property Rights. Each of the Company and its Subsidiaries owns all right, title and interest to, or has the right to use pursuant to a valid license, all Intellectual Property Rights necessary for the operation of its business as presently conducted and as presently proposed to be conducted prior to the Closing, free and clear of all Liens. Without limiting the generality of the foregoing, the Company owns all right, title and interest in and to all Intellectual Property Rights created or developed by or under the direction or supervision of J.J. Pan relating to the business of the Company or any of its Subsidiaries or to the actual or demonstratively anticipated research or development conducted by the Company or any of its Subsidiaries. The Company does not believe it is or will be necessary to utilize any Intellectual Property Rights of any of its employees developed, invented or made prior to their employment by the Company except for any such Intellectual Property Rights that have previously been assigned to the Company. Except as set forth on the attached Intellectual Property Schedule, the loss or expiration of any
         ------------------------------
Intellectual Property Right or related group of Intellectual Property Rights owned or used by the Company or any of its Subsidiaries has not had and would not reasonably be expected to have a Material Adverse Effect, and no loss or expiration of any Intellectual Property Right is, to the Company's knowledge, threatened, pending or reasonably foreseeable. Each of the Company and its Subsidiaries has taken commercially reasonable action to maintain and protect the Intellectual Property Rights which it owns and uses. To the Company's knowledge, the owners of any Intellectual Property Rights licensed to the Company and its Subsidiaries have taken commercially reasonable action to maintain and protect the Intellectual Property Rights which are subject to such licenses.

     (ii) Except as set forth on the attached Intellectual Property Schedule,
                                              ------------------------------
(a) there have been no claims made against the Company or any of its Subsidiaries asserting the invalidity, misuse or unenforceability of any of the Intellectual Property Rights owned or used by the Company or any of its Subsidiaries and, to the Company's knowledge, there is no basis for any such claim, (b) neither the Company nor any of its Subsidiaries has received any notices of, and has no knowledge of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including any demand or request that the Company or any of its Subsidiaries license any rights from a third party), (c) the conduct of the Company's and its Subsidiaries' respective businesses has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons and (d) to the Company's knowledge, the Intellectual Property Rights owned by or licensed to the Company or any of its Subsidiaries have not been infringed, misappropriated or conflicted by other Persons. The transactions contemplated by this Agreement will have no material adverse effect on the Company's and its Subsidiaries' right, title or interest in and to the Intellectual Property Rights listed on the Intellectual Property Schedule and all of such Intellectual Property Rights
    ------------------------------
shall be owned or available for use by the Company and its Subsidiaries on substantially identical terms and conditions immediately after the Closing.

     5S.  Litigation, etc. Except as set forth on the attached Litigation
          ---------------                                      ----------
Schedule, there are no (and, during the five years preceding the date hereof,
--------
there have not been any) actions, suits, proceedings (including any arbitration proceedings), orders, investigations or claims pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries (or to the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to its business or proposed business activities), or pending or threatened by the Company or any of its Subsidiaries against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any of its Subsidiaries is subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries; and, to the Company's knowledge, there is no basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's or any of its Subsidiaries' businesses of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. The Company is fully insured with respect to each of the matters set forth on the attached Litigation Schedule. Neither the
                                              -------------------
Company nor any of its Subsidiaries is subject to any judgment, order or decree of any court or other governmental agency, and neither the Company nor any of its Subsidiaries has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which would be expected to have a Material Adverse Effect.

     5T.  Brokerage. Except for the Company's obligations to Broadview
          ---------
Associates, LLC or up to $3,000,000 pursuant to the agreement described on the Contracts Schedule attached hereto, there are and shall be no claims for
------------------
brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which the Company or any of its Subsidiaries are a party or to which the Company or any of its Subsidiaries are subject.

     5U.  Insurance. The attached Insurance Schedule contains a description of
          ---------               ------------------
each insurance policy maintained by the Company with respect to its and its Subsidiaries' properties, assets and business, and each such policy shall be in full force and effect as of the Closing. The Company is not in default with respect to its obligations under any insurance policy maintained by it, and the Company has never been denied insurance coverage. Except as set forth on the attached Insurance Schedule, the Company has no self-insurance or co-insurance
         ------------------
programs, and the reserves
set forth on the Latest Balance Sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs.

     5V.  Employees. To the Company's knowledge, no executive or key employee of
          ---------
the Company and no group of employees of the Company has any plans to terminate employment with the Company other than T.S. Pan. None of the Company's Subsidiaries has any employees or pays any compensation to any Person as an employee, independent contractor or consultant. The Company has complied and is in compliance, in all material respects, with all laws relating to the employment of labor (including provisions thereof relating to wages, hours, equal opportunity, immigration, collective bargaining and the payment of social security and other taxes), and the Company has no material labor relations problems (including any union organization activities, threatened or actual strikes or work stoppages or material grievances). The Employees Schedule
                                                       ------------------
attached hereto contains a correct and complete list of all employees of the Company who are not citizens of the United States of America and who are not permanent residents of the United States of America together with a listing of each such employee's visa status and visa expiration date. The Company has not engaged in any unfair labor practices and during the past five years the Company has not suffered any labor strike, lockout, work stoppage or other material labor dispute. None of the Company, the Shareholders, the Executives or, to Company's knowledge, any of its other employees or consultants are subject to any noncompete, nondisclosure, confidentiality, employment, consulting or other agreement or judgment, decree or order of any court or administrative agency, relating to, affecting or in conflict with the present or proposed business activities of the Company or such Person's duties to the Company, except for agreements between the Company and its present and former employees. The Company has not received any notice alleging that any violation of any such agreements has occurred. The Employees Schedule attached hereto contains a correct and
                  ------------------
complete list of all employees and consultants of the Company which have executed and delivered to the Company any (i) agreement providing for the nondisclosure by such Person of any confidential information of the Company or
(ii) agreement providing for the assignment or license by such Person to the Company of any Intellectual Property Rights (an "Inventions Agreement"). No
                                                 --------------------
current employee or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from any Inventions Agreement between the Company and such Person. Except as set forth on the attached Employee Benefits Schedule, no employee of the Company has been granted
         --------------------------
the right to any material compensation following termination of employment with the Company except as provided by law.

     5W.  ERISA.
          -----

     (i) The Company does not have any obligation to contribute to (or any other liability, including current or potential withdrawal liability, with respect to) any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).
                                                              -----

     (ii) The Company does not maintain or have any obligation to contribute to (or any other liability with respect to) any plan or arrangement, whether or not terminated, which provides medical, health, life insurance or other welfare-type benefits for current or future retired or terminated employees or any dependents of such employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the Code ("COBRA") or as required under applicable state law).
  -----

     (iii) The Company does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined benefit plan" (as defined in Section 3(35) of ERISA).

     (iv) The Company does not maintain, contribute to or have any actual or potential liability under (or with respect to) any employee plan which is a "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated, other than the E-Tek Dynamics, Inc. 401(k) Plan (the "401(k)
                                                                      ------
Plan"). The 401(k) Plan is listed on the Employee Benefits Schedule.
----                                     --------------------------

     (v)    Except as set forth on the attached Employee Benefits Schedule under
                                                --------------------------
the heading "Other Plans" (the "Other Plans"), the Company does not maintain,
                                -----------
contribute to or have any actual or potential liability under (or with respect
to) any plan or arrangement providing benefits or remuneration to current or former employees or independent contractors, including any employment contract, bonus or incentive plan, plan for deferred compensation, employee health or other welfare benefit plan, severance arrangement or other material policy, program or arrangement, whether or not terminated. The attached Employee
                                                                --------
Benefits Schedule sets forth the aggregate amount of bonuses and other incentive
-----------------
compensation reasonably expected to be paid by the Company for the fiscal year ending June 30, 1997.

     (vi) With respect to the 401(k) Plan and the Other Plans set forth on the attached Employee Benefits Schedule (the "Plans"), all required payments,
         --------------------------       -----
premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been made or properly accrued. None of the Plans has any material unfunded liabilities which are not reflected on the Latest Balance Sheet.

     (vii) The Plans and all related trusts, insurance contracts and funds have been maintained, funded and administered in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. The Company has timely complied with all reporting and disclosure obligations as they apply to the Plans, and the Company has complied with the requirements of COBRA. To the Company's knowledge, none of the Company or any trustee or administrator of any Plan has engaged in any transaction with respect to the Plans which would subject the Company or any trustee or administrator of the Plans, or any party dealing with any such Plan, nor do the transactions contemplated by this Agreement constitute transactions which would subject any such party, to either a civil penalty assessed pursuant to Part 502(i) of ERISA, or any other penalty or excise tax or the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or any other penalty or excise tax. No actions, suits or claims with respect to the assets of the Plans (other than routine claims for benefits) are pending or, to the Company's knowledge, threatened which could result in or subject the Company to any liability and there are no circumstances which would give rise to or be expected to give rise to any such actions, suits or claims.

     (viii) A favorable determination letter from the Internal Revenue Service has been received by the Company with respect to the 401(k) Plan to the effect that it is qualified under Section 401(a) of the Code (including requirements imposed by the Tax Reform Act of 1986 and subsequent legislation), and, to the Company's knowledge, there are no circumstances which would cause the 401(k) Plan to lose such qualified status.

     (ix) The Company has provided the Purchasers with (a) the most recent favorable determination letter issued with respect to the 401(k) Plan, (b) true and complete copies of all documents pursuant to which the Plans are maintained and administered, including the most recent summary plan description and (c) the two most recent annual reports (Form 5500 and attachments) for the Plans.

     (x)       For purposes of this Paragraph 5W, the term "Company" includes
                                                            -------
all organizations under common control with the Company pursuant to Section 414 of the Code.

     5X.       Compliance with Laws; Permits: Certain Operations. Except as set
               -------------------------------------------------
forth on the attached Compliance Schedule:
                      -------------------

               (i) Each of the Company and its Subsidiaries has complied and is in compliance in all respects with all applicable laws, ordinances, codes, rules, requirements and regulations of foreign, federal, state and local governments and all agencies thereof relating to the operation of its business. No notices have been received by and no claims have been filed against the Company or any of its Subsidiaries alleging a violation of any such laws, ordinances, codes, rules, requirements or regulations.

               (ii) Each of the Company and its Subsidiaries holds all permits, licenses, certificates, accreditations and other authorizations of all foreign, federal, state and local governmental agencies required for the conduct of its business and the ownership of its properties, and the attached Permits
                                                                      -------
Schedule sets forth a list of all of such permits, licenses, certificates,
--------
accreditations and other authorizations. No notices have been received by the Company or any of its Subsidiaries alleging the failure to hold any permit, license, certificate, accreditation or other authorization. Each of the Company and its Subsidiaries is in compliance with all terms and conditions of all permits, licenses, accreditations and authorizations which it holds. All of such permits, licenses, accreditations and authorizations will be available for use by the Company and its Subsidiaries, as the case may be, immediately after the Closing.

               (iii) No officer, director, employee, consultant, advisor or agent of the Company or any of its Subsidiaries has been or is authorized to make or receive, and none of the Company, any of its Subsidiaries or any of its officers, directors, employees, consultants, advisors or agents has made or received any bribe, kickback payment or other similar payment at any time with respect to its business. Neither the Company nor any of its Subsidiaries has made any political contributions or pledges.

     5Y.  Environmental and Safety Matters.
          --------------------------------

     (i)  Except as set forth on the attached Environmental Schedule:
                                              ----------------------

          (a) Each of the Company and its Subsidiaries has complied with and is currently in compliance in all respects with all Environmental and Safety Requirements. Neither the Company nor any of its Subsidiaries have received any oral or written notice. report or information regarding any violations or alleged violations of or any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or corrective, investigatory or remedial obligations arising under Environmental and Safety Requirements which relate to the Company or any of their current or former properties or facilities.

          (b) Without limiting the generality of the foregoing, each of the Company and its Subsidiaries has obtained and complied with, and is currently in compliance with, all permits, licenses and other authorizations that may be required pursuant to any Environmental and Safety Requirements for the occupancy of its properties or facilities or the operation of its business. A list of all such permits, licenses and other authorizations is set forth on the attached Permits Schedule.
                                                       ----------------

          (c) Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations on the Company or any of its Subsidiaries for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including any so called "transaction-triggered" or "responsible property transfer" laws and regulations).

          (d) None of the following exists at any property or facility owned, occupied or operated by the Company or any of its Subsidiaries:

                    (1)  underground storage tanks;

                    (2)  asbestos-containing materials in any form or condition;

                    (3) materials or equipment containing polychlorinated biphenyls; or

                    (4) landfills, surface impoundments or other disposal areas.

          (e) Neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any substance (including any hazardous substance) or owned, occupied or operated any facility or property (and no such property or facility is contaminated by any such substance) in a manner that has given or could give rise to any liabilities (including any liability for response costs, corrective action costs, personal injury, natural resource damages, property damage or attorneys fees or any investigative, corrective or remedial obligations) pursuant to CERCLA or any other Environmental and Safety Requirements.

          (f) Without limiting the generality of the foregoing, no facts, events or conditions relating to the past or present properties, facilities or operations of the Company or any of its Subsidiaries shall prevent, hinder or limit continued compliance with Environmental and Safety Requirements, give rise to any material corrective, investigatory or remedial obligations pursuant to Environmental and Safety Requirements or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental and Safety Requirements (including those liabilities relating to onsite or offsite Releases or threatened Releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage).

          (g) Neither the Company nor any of its Subsidiaries has, either expressly or by operation of law, assumed or undertaken any liability or corrective, investigatory or remedial obligation of any other Person relating to any Environmental and Safety Requirements.

          (h) No Environmental Lien has attached to any property owned, leased or operated by the Company or any of its Subsidiaries.

     5Z.  Affiliated Transactions. Except as set forth on the attached
          -----------------------
Affiliated Transactions Schedule, no officer, director, shareholder or Affiliate
--------------------------------
of the Company or any of its Subsidiaries or, to the Company's knowledge, employee of the Company or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any material interest in any material property used by the Company or any of its Subsidiaries (including any Intellectual Property Rights).

     5AA. Names and Locations. Except as set forth on the attached Names and
          -------------------                                      ---------
Locations Schedule, during the five-year period prior to the execution and
------------------
delivery of this Agreement, neither the Company nor any of its Subsidiaries has used any name or names under which it has invoiced account debtors, maintained records concerning its assets or otherwise conducted business. All of the tangible assets and properties of the Company and its Subsidiaries are located at the locations set forth on the Names and Locations Schedule.
                                  ----------------------------

     5BB. Suppliers and Customers. The Suppliers and Customers Schedule attached
          -----------------------      --------------------------------
hereto accurately sets forth a list of the top ten customers and suppliers of the Company by dollar volume of sales and purchases, respectively, for each of the fiscal years ended June 30, 1996 and June 30, 1995. The Company has not received any indication from any material supplier to the effect that, and the Company has no reason to believe that, such supplier will stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to the Company (whether as a result of the consummation of the transactions contemplated hereby or otherwise). The Company has not received any indication from any material customer of the Company to the effect that, and the Company has no reason to believe that, such customer will stop, or materially decrease the rate of, buying products of the Company (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

     5CC.   Real Property.
            -------------

     (i)    The Real Property Schedule attached hereto sets forth a list of all
                ----------------------
real property owned by the Company or any of its Subsidiaries (collectively, the "Owned Real Property"). With respect to each such parcel of Owned Real Property:
 -------------------
(a) such parcel is free and clear of all Liens, except Permitted Encumbrances and the deed of trust in favor of Bank of America, N.A. described on the attached Real Property Schedule; (b) there are no leases, subleases, licenses,
         ----------------------
concessions, or other agreements, written or oral, granting to any person the right of use or occupance of any portion of such parcel other than as set forth on the Real Property Schedule attached hereto; and (c) there are no outstanding
       ----------------------
actions or rights of first refusal to purchase such parcel, or any portion thereof or interest therein.

     (ii)   The Real Property Schedule attached hereto sets forth a list of all
                ----------------------
of the leases, subleases and licenses ("Leases") of real property in which the
                                        ------
Company or any of its Subsidiaries have a leasehold, subleasehold and licensed interest. The Company or such Subsidiary holds a valid and existing leasehold, subleasehold or license interest under each of the Leases. With respect to each Lease listed on the attached Real Property Schedule, there are no disputes, oral
                             ----------------------
agreements, or forbearance programs in effect as to such Leases and neither the Company nor any of its Subsidiaries have assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Lease.

     (iii)  Except for the real property set forth on the attached Real Property
                                                                   -------------
Schedule (the "Real Property"), there is no real property leased or owned by the
--------       -------------
Company or used in the Company's business.

     (iv) There are no proceedings in eminent domain or other similar proceedings pending or, to the Company's knowledge, threatened or affecting any portion of the Real Property. There exists no writ, injunction, decree, order or judgment outstanding, nor any litigation, pending or threatened, relating to the ownership, lease, use, occupancy or operation by any Person of the Real Property.

     (v) The current use of the Real Property does not violate any instrument of record or agreement affecting such Real Property. There is no violation of any covenant, condition, restriction, easement, agreement or order of any governmental authority having jurisdiction over any of the Real Property that affects such real property or the use or occupancy thereof. No damage or destruction has occurred with respect to any of the Real Property that, individually or in the aggregate, has had or resulted in, or will have or result in, a Material Adverse Effect.

     (vi) All buildings and all components of all buildings, structures and other improvements included within the Real Property (the "Improvements") are in
                                                           ------------
good condition and repair and adequate to operate such facilities as currently used. There are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any significant respect with the use, occupancy or operation thereof as currently used, occupied or operated or intended to be used, occupied or operated. There are no structural deficiencies or latent defects affecting any Improvements located upon the Real Property. All utilities and other similar systems serving the Real Property are installed and operating and are sufficient to enable the Real Property to continue to be used and operated in the manner currently being used and operated, and any so-called hook-up fees or other associated charges have been fully paid. Each such utility or other service is provided by a public or private utility or service company and enters the Real Property from an adjacent public street or valid private easement owned by the supplier of such utility or other service. Each Improvement has direct access to a public street adjoining the Real Property on which such Improvement is situated over the driveways and accessways currently being used in connection with the use and operation of such Improvement and no existing accessway crosses or encroaches upon any property or property interest not owned by the Company or any of its Subsidiaries. No Improvement or portion thereof is dependent for its access, operation or utility on any land, building or other improvement not included in the Real Property.

     (vii) The Real Property is in compliance with all applicable building, zoning, subdivision and other land use and similar laws affecting the Real Property (collectively, the "Real Property Laws"), and neither the Company nor
                             ------------------
any of its Subsidiaries has received any notice of violation or claimed violation of any Real Property Law. There is no pending or, to the Company's knowledge, any anticipated change in any law that will have or result in a significant adverse effect upon the ownership, alteration, use, occupancy or operation of the Real Property or any portion thereof. No current use by the Company or any of its Subsidiaries of any of the Real Property is dependent on a nonconforming use or other approval from a governmental authority, the absence of which would limit the use of any of the properties or assets in its operation of its business.

     5DD.   Regulatory Status. Since its date of incorporation, neither the
            -----------------
Company nor any of its Subsidiaries has been, and as of the Closing Date shall not be, a "United States real property holding corporation," as defined in
Section 897(c)(2) of the Code and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. Neither the Company nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined under the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is subject to any law which regulates the incurring of Indebtedness by the Company or such Subsidiary, including any laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

     5EE.   Margin Securities. Neither the Company nor any of its Subsidiaries
            -----------------
is engaged in the business of extending credit for the purpose of buying or carrying "margin securities" within the meaning of Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve Board.

     5FF.   Disclosure. Neither this Agreement, any of the Exhibits or Schedules
            ----------
attached hereto nor any of the written statements, documents, certificates or other items prepared and supplied to the Purchasers by or on behalf of the Company or the Shareholders with respect to the transactions contemplated hereby, when taken together as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein, in light of the circumstances in which they were made, not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its shareholders, officers, directors or executive employees is aware which has had or would reasonably be expected to have a Material Adverse Effect.

     5GG. Closing Date. The representations and warranties of the Company
          ------------
contained in this Section 5 and elsewhere in this Agreement and all information contained in any Exhibit, Schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, the Company to the Purchasers shall be true and correct in all respects on the Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent of changes expressly contemplated hereby and except for any representations and warranties that speak only as of a certain date (which representations and warranties shall be true and correct as of such date).

     Section 6.  Representations and Warranties of the Shareholders. As a
                 --------------------------------------------------
material inducement to the Purchasers to enter into this Agreement and purchase the Preferred Stock hereunder, each Shareholder hereby, jointly and severally, represents and warrants to the Purchasers and the Company as follows:

     6A.     Capacity; Power and Authority. Each Shareholder possesses all
             -----------------------------
requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Each of the Trust Shareholders holds its interests in the Company subject to a trust agreement that is valid, existing, and enforceable under the laws of the State of California, and that provides its trustees with all necessary power and authority to execute, deliver, and perform its obligations under this Agreement and the other agreements contemplated hereby to which such Trust Shareholder is a party. Each Trust Shareholder executing this Agreement and such other agreements contemplated hereby is a duly appointed, qualified, and acting trustee of such Trust Shareholder with all requisite power and authority to execute, deliver, and perform all of such Trust Shareholder's obligations under this Agreement and such other agreements contemplated hereby. The copies of the trust instruments and other organizational documents relating to each Trust Shareholder which have been furnished to the Purchasers' special counsel reflect all amendments made thereto prior to the date of this Agreement and are correct and complete.

     6B.     Authorization; No Breach. This Agreement and all other agreements
             ------------------------
contemplated hereby to which any Shareholder is a party, when executed and delivered by such Shareholder in accordance with the terms hereof, shall each constitute a valid and binding obligation of such Shareholder, enforceable in accordance with its terms. The execution and delivery by each Shareholder of this Agreement and all other agreements contemplated hereby to which such Shareholder is a party, the repurchase of the Repurchased Shares hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by such Shareholder, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Shareholder's assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, or any law, statute, rule or regulation to which such Shareholder or the Company is subject, or any agreement, instrument, order, judgment or decree to which such Shareholder is subject or by which such Shareholder was formed (including any trust instrument), except for any filing, notice or authorization required pursuant to the Hart-Scott-Rodino Act.

     6C.  Title to Shares. All of the Repurchased Shares are owned of record and
          ---------------
beneficially by the Shareholders, and each Shareholder has good and marketable title to the Repurchased Shares owned by such Shareholder, free and clear of all Liens, agreements, voting trusts, proxies and other arrangements or restrictions of any kind whatsoever (collectively, "Encumbrances"). At the Closing, the
                                       ------------
Shareholders shall sell to the Company good and marketable title to the Repurchased Shares free and clear of all Encumbrances.

     6D.  Brokerage. There are no claims for brokerage commissions, finders'
          ---------
fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which any Shareholder is a party or to which any Shareholder is subject. Each Shareholder shall pay, and hold the Company and the Purchasers harmless against, any liability, loss or expense (including reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim, including all amounts in excess of $3,000,000 owing to Broadview Associates, LLC by the Company in connection with the transactions contemplated hereby (whether pursuant to the agreement described on the attached Contracts Schedule or otherwise).
                          ------------------

     6E.  Litigation, etc. There are no actions, suits, proceedings (including
          ---------------
any arbitration proceedings), orders, investigations or claims pending or, to any of the Shareholder's knowledge, threatened against or affecting any of the Shareholders in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby.

     6F.  Company Transactions. Neither of the Shareholders is a party to or
          --------------------
bound by any agreement with respect to a Company Transaction other than this Agreement, and each of the Shareholders has terminated all discussions with third parties (other than the Purchasers) regarding Company Transactions.

     6G.  Closing Date. The representations and warranties of the Company
          ------------
contained in Section 5 and elsewhere in this Agreement, the representations and warranties of the Shareholders contained in this Section 6 and elsewhere in this Agreement and all information contained in any Exhibit, Schedule or attachment hereto or in any certificate or other writing delivered by, or on behalf of, any of the Shareholders or the Company to the Purchasers shall be true and correct in all respects on Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent of any changes expressly contemplated hereby and except for any representations and warranties that speak only as of a certain date (which representations and warranties shall be true and correct as of such date).

     Section 7.  Representations and Warranties of the Purchasers. As a material
                 ------------------------------------------------
inducement to the Company and the Shareholders to enter into this Agreement and take the actions set forth in Section 1, each Purchaser, with respect to itself and not jointly with respect to any of the other Purchasers, hereby represents and warrants to the Company and the Shareholders as follows:

     7A.     Organization, Power and Authority. Such Purchaser is duly
             ---------------------------------
organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

     7B.     Authorization; No Breach. The execution, delivery and performance
             ------------------------
of this Agreement and all other agreements contemplated hereby to which such Purchaser is a party have been duly authorized by such Purchaser. This Agreement and all other agreements contemplated hereby to which such Purchaser is a party, when executed and delivered by such Purchaser in accordance with the terms hereof, shall each constitute a valid and binding obligation of such Purchaser, enforceable in accordance with its terms. The execution and delivery by such Purchaser of this Agreement and all other agreements contemplated hereby to which such Purchaser is a party, the purchase of the Preferred Stock hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by such Purchaser, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the organizational documents of such Purchaser, or any law, statute, rule or regulation to which such Purchaser is subject, or any agreement, instrument, order, judgment or decree to which such Purchaser is subject, except for any filing, notice or authorization required pursuant to the Hart-Scott-Rodino Act.

     7C.     Financing. Such Purchaser has, or will have on the Closing Date,
             ---------
sufficient funds available to pay its respective portion of the Purchase Price as set forth on the Schedule of Purchasers attached hereto in immediately
                    ----------------------
available funds on the Closing Date.

     7D.     Brokerage. There are no claims for brokerage commissions, finders'
             ---------
fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which such Purchaser is a party or to which such Purchaser is subject. Each of the Purchasers shall pay, and hold the Company and the Shareholders harmless against, any liability, loss or expense (including reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

     7E.     Investment Representations.
             --------------------------

     (i) Such Purchaser hereby represents that it is acquiring the Restricted Securities to be purchased by it hereunder for its own account, not as a nominee or agent, with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities, or granting any participation in such securities, in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided
                                                                        --------
that nothing contained herein shall prevent any Purchaser or any subsequent
----
holder of any of the Restricted Securities from transferring such securities in compliance with the provisions of Paragraph 11C below.

     (ii) Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     (iii) Such Purchaser understands that the purchase of the Restricted Securities involves substantial risk. Such Purchaser or its officers, members or partners has experience as an investor in securities of companies in the development or growth stage and acknowledges that such Purchaser is able to fend for itself, can bear the economic risk of such Purchaser's investment in the Restricted Securities and has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of its investment in the Restricted Securities and protecting its own interests in connection with its investment and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

     (iv) Such Purchaser understands that the Restricted Securities to be purchased by it hereunder have not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that the Company's reliance on such exemption is predicated in part upon the representations of such Purchaser set forth herein.

     (v) Such Purchaser acknowledges that the offer and sale of the Restricted Securities to such Purchaser has not been accomplished by the publication of any advertisement.

     7F.    Closing Date. The representations and warranties of such Purchaser
            ------------
contained in this Section 7 and elsewhere in this Agreement shall be true and correct in all respects on Closing Date as though then made and as though the Closing Date was substituted for the date of this Agreement throughout such representations and warranties, except to the extent of any changes expressly contemplated hereby and except for any representations and warranties that speak only as of a certain date (which representations and warranties shall be true and correct as of such date).

     Section 8.  Indemnification and Other Agreements.
                 ------------------------------------

     8A.    Survival of Representations and Warranties. The representations and
            ------------------------------------------
warranties in this Agreement and the Schedules and Exhibits attached hereto or in any writing delivered by any Party to another Party in connection with this Agreement shall survive the Closing as follows:

     (i) the representations and warranties in Paragraph 5O (Tax Matters), Paragraph 5Q (International Trade Laws and Regulations), Paragraph 5W (ERISA), Paragraph 5X (Compliance with Laws; Permits; Certain Operations), Paragraph 5Y (Environmental and Safety Matters) and Paragraph 5CC(vii) (Real Property) shall terminate when the applicable statutes of limitations with respect to the liabilities in question expire (after giving effect to any extensions or waivers thereof), plus sixty (60) days;

     (ii) the representations and warranties in Paragraph 5B (Capital Stock and Related Matters), Paragraph 5T (Brokerage), Paragraph 6A (Organization; Power and Authority), Paragraph 6C (Title to Shares), Paragraph 6D (Brokerage), Paragraph 6F (Company Transactions), Paragraph 7D (Brokerage), the first and last sentences of Paragraph 5D (Authorization; No Breach), the first sentence of Paragraph 6B (Authorization; No Breach) and the first sentence of Paragraph 7B (Authorization; No Breach) shall not terminate; and

     (iii) all other representations and warranties in this Agreement and the Schedules and Exhibits attached hereto or in any writing delivered by any Party to another Party in connection with this Agreement shall terminate sixty (60) days after the receipt by the Purchasers of the Company's audited financial statements for the fiscal year ended June 30, 1998 (together with a duly executed opinion with respect thereto from the Company's independent outside accountants);

provided that any representation or warranty in respect of which indemnity may
-------- ----
be sought under Paragraph 8B, and the indemnity with respect thereto, shall survive the time at which it would otherwise terminate pursuant to this Paragraph 8A if notice of the inaccuracy or breach or potential inaccuracy or breach thereof giving rise to such right or potential right of indemnity shall have been given to the Party against whom such indemnity may be sought prior to such time. The representations and warranties in this Agreement and the Schedules and Exhibits attached hereto or in any writing delivered by any Party to another Party in connection with this Agreement shall survive for the periods set forth in this Paragraph 8A and shall in no event be affected by any investigation, inquiry or examination made for or on behalf of any Party, or the knowledge of any Party's officers, directors, shareholders, employees or agents or the acceptance by any Party of any certificate or opinion hereunder.

     8B.  General Indemnification.
          -----------------------

     (i)  Indemnification for the Benefit of the Company and the Purchasers by
          --------------------------------------------------------------------
the Shareholders. The Shareholders, jointly and severally (except that T.S. Pan
----------------
shall not be responsible for any breaches of any covenant, agreement or provision by J.J. Pan as described in clause (iii) below following the Closing and except that J.J. Pan shall not be responsible for any breaches of any covenant, agreement or provision by T.S. Pan as described in clause (iii) below following the Closing), shall indemnify each of the Company and the Purchasers and their respective Affiliates, shareholders (other than the Shareholders), partners, officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Company Parties") and save and hold
                                          ---------------
each of them harmless against and pay on behalf of or reimburse such Company Parties as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, Tax, penalty, fine or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, "Losses"), which
                                                               ------
any such Company Party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) any breach of any representation or warranty of the Company or the

Shareholders under this Agreement or any of the Schedules or Exhibits attached hereto, or in any of the certificates or other instruments or documents furnished by the Company or the Shareholders pursuant to this Agreement; (ii) any nonfulfillment or breach of any covenant, agreement or other provision by the Company or any Shareholder under this Agreement or any of the Schedules and Exhibits attached hereto required to be performed or complied with by the Company or such Shareholder at or prior to the Closing; (iii) any nonfulfillment or breach of any covenant, agreement or other provision by such Shareholder under this Agreement or any of the Schedules or Exhibits attached hereto required to be performed or complied with by such Shareholder after the Closing;
(iv) any claim by any Person (other than the Purchasers) with respect to, or arising as a result of, any Company Transaction proposed prior to the Closing Date; or (v) any of the matters set forth on the Indemnification Schedule
                                                 ------------------------
attached hereto; provided that the Shareholders shall not have any liability
                 -------- ----
under clause (i) above (other than with respect to the representations and warranties contained in Paragraph 5B, Paragraph 5T, Paragraph 6A, Paragraph 6C, Paragraph 6D, Paragraph 6F and the first and last sentences of Paragraph 5D) or clause (v) above unless the aggregate of all Losses relating thereto for which the Shareholders would, but for this proviso, be liable exceeds on a cumulative basis an amount equal to $250,000, and then the Shareholders shall be liable only to the extent of such excess; and provided further that the Shareholders'
                                       -------- -------
aggregate liability under clause (i) above (other than with respect to the representations and warranties contained in Paragraph 5B, Paragraph 5T, Paragraph 6A, Paragraph 6C, Paragraph 6D, Paragraph 6F and the first and last sentences of Paragraph 5D) and clause (v) above shall in no event exceed $12,000,000 (it being understood, however, that nothing in this Agreement (including this Paragraph 8B) shall limit or restrict any of the Company Parties' right to maintain or recover any amounts in connection with any action or claim based upon fraudulent misrepresentation or deceit). All indemnification payments for the benefit of the Company under this Paragraph 8B shall be deemed adjustments to the Repurchase Price set forth in Paragraph 1C above. All indemnification payments for the benefit of any Purchaser under this Paragraph 8B shall be deemed to be adjustments to the Purchase Price set forth in Paragraph 1B above. In no event shall the Shareholders' obligations in respect of the indemnification provided for in this Paragraph 8B, or any expense reimbursement obligation of the Company provided for herein, be treated as subordinated indebtedness of the Company or as a restricted payment pursuant to any agreement to which the Company is a party or be otherwise restricted or deferred. If and to the extent any provision of this Paragraph 8B is unenforceable for any reason, each Shareholder hereby agrees to make the maximum contribution to the payment and satisfaction of any Loss for which indemnification is provided for in this Paragraph 8B which is permissible under applicable laws.

     (ii) Indemnification for the Benefit of the Company by the Purchasers. Each
          ----------------------------------------------------------------
Purchaser shall, with respect to itself and not jointly with respect to any of the other Purchasers, indemnify the Company and its Affiliates, shareholders (including the Shareholders but excluding the Purchaser), officers, directors, employees, agents, representatives, successors and permitted assigns (collectively, the "Purchaser Indemnified Parties") and hold them harmless
                    -----------------------------
against any Losses which the Purchaser Indemnified Parties may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of: (i) any breach of any representation or warranty of such Purchaser under this Agreement or any of the Schedules or Exhibits attached hereto, or in any of the certificates or other instruments or documents furnished by such Purchaser pursuant to this Agreement; or (ii) any nonfulfillment or breach of any covenant, agreement or other provision by such Purchaser under this Agreement or any of the Schedules and Exhibits attached hereto.

     (iii)  Manner of Payment. Any indemnification of the Company Parties or the
            -----------------
Purchaser Indemnified Parties pursuant to this Paragraph 8B shall be effected by wire transfer of immediately available funds from one or more of the Shareholders or the Purchasers, as the case may be, to an account designated by any Company Party or Purchaser Indemnified Party, as the case may be, within 15 days after the determination thereof. Any such indemnification payments shall include interest at the Applicable Rate calculated on the basis of the actual number of days elapsed over 360, from the date any such Loss is suffered or sustained to the date of payment. Any amounts owing from the Shareholders pursuant to this Paragraph 8B shall first be made to the extent possible from the Escrow Funds (as defined in the Escrow Agreement) in the Escrow Account and thereafter shall be made directly by the Shareholders in accordance with the terms of this Paragraph 8B(iii).

     (iv)   Defense of Third Party Claims. Any Person making a claim for
            -----------------------------
indemnification under this Paragraph 8B (an "Indemnitee") shall notify the
                                            ------------
indemnifying party (an "Indemnitor") of the claim in writing promptly after
                        ----------
receiving written notice of any action, lawsuit, proceeding, investigation or other claim against it (if by a third party), describing the claim, the amount thereof (if known and quantifiable) and the basis thereof; provided that the
                                                           -------- ----
failure to so notify an Indemnitor shall not relieve the Indemnitor of its obligations hereunder except to the extent that (and only to the extent that) such failure shall have caused the damages for which the Indemnitor is obligated to be greater than such damages would have been had the Indemnitee given the Indemnitor prompt notice hereunder. Any Indemnitor shall be entitled to participate in the defense of such action, lawsuit, proceeding, investigation or other claim giving rise to an Indemnitee's claim for indemnification at such Indemnitor's expense, and at its option (subject to the limitations set forth below) shall be entitled to assume the defense thereof by appointing a reputable counsel reasonably acceptable to the Indemnitee to be the lead counsel in connection with such defense; provided that, prior to the Indemnitor assuming
                              -------- ----
control of such defense it shall first (a) verify to the Indemnitee in writing that such Indemnitor shall be fully responsible (with no reservation of any rights) for all liabilities and obligations relating to such claim for indemnification and that it shall provide full indemnification (whether or not otherwise required hereunder) to the Indemnitee with respect to such action, lawsuit, proceeding, investigation or other claim giving rise to such claim for indemnification hereunder and (b) enter into an agreement with the Indemnitee in form and substance satisfactory to the Indemnitee which agreement unconditionally guarantees the payment and performance of any liability or obligation which may arise with respect to such action, lawsuit, proceeding, investigation or facts giving rise to such claim for indemnification hereunder; and provided further, that:
    -------- -------

            (1) the Indemnitee shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose; provided that the fees and expenses of such separate counsel shall be borne
     -------- ----
     by the Indemnitee (other than any fees and expenses of such separate counsel that are incurred prior to the date the Indemnitor effectively assumes control of such defense which, notwithstanding the foregoing, shall be borne by the Indemnitor);

          (2) the Indemnitor shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by the Indemnitee (it being understood, however, that the Indemnitor shall only be required to pay such fees and expenses if it is determined that the Indemnitor has any indemnification obligations with respect to such claim pursuant to this Agreement) if (i) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) the Indemnitee reasonably believes an adverse determination with respect to the action, lawsuit, investigation, proceeding or other claim giving rise to such claim for indemnification would be detrimental to or injure the Indemnitee's reputation or future business prospects; (iii) the claim seeks an injunction or equitable relief against the Indemnitee; (iv) the claim involves environmental or international trade matters, in which case the Indemnitee shall have sole control and management authority over the resolution of such claim, including hiring legal counsel and consultants, conducting investigations and environmental cleanups, negotiating with governmental agencies and third parties and defending or settling claims and actions; provided that
                                                                 -------- ----
     the Indemnitee shall keep the Indemnitor reasonably apprised of any major developments relating to any such environmental or international trade claim; (v) the Indemnitee has been advised in writing by counsel that a reasonable likelihood exists of a conflict of interest between the Indemnitor and the Indemnitee; or (vi) upon petition by the Indemnitee, the appropriate court rules that the Indemnitor failed or is failing to vigorously prosecute or defend such claim;

          (3) if the Indemnitor shall control the defense of any such claim, the Indemnitor shall obtain the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim if, pursuant to or as a result of such settlement or cessation, injunctive or other equitable relief will be imposed against the Indemnitee or if such settlement does not expressly and unconditionally release the Indemnitee from all liabilities and obligations with respect to such claim, without prejudice; and

          (4) if the Indemnitee shall control the defense of any such claim, the Indemnitee shall obtain the prior written consent of the Indemnitor (which consent shall not be unreasonably withheld) before entering into any settlement of a claim if such settlement does not expressly and unconditionally release the Indemnitor from all liabilities and obligations with respect to such claim, without prejudice, and if such consent is not obtained from the Indemnitor (which consent shall not be unreasonably withheld), the Indemnitor may contest the amount of the indemnification claim pursuant to Section 8G below.

     (v)  Certain Waivers; etc. Each Shareholder hereby agrees that such
          --------------------
Shareholder shall not make any claim for indemnification hereunder against the Company by reason of the fact that such Shareholder is or was a shareholder, director, officer, employee or agent of the Company or is or was serving at the request of the Company as a partner, trustee, director, officer, employee or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise) with respect to any action, suit, proceeding, complaint, claim or demand brought by any of the Company Parties against such Shareholder pursuant to this Agreement and such Shareholder hereby acknowledges and agrees that such Shareholder shall have no claims or right to contribution or indemnity from the Company with respect to any amounts paid by the Shareholders pursuant to this Paragraph 8B. Nothing in this Paragraph 8B(v), however, shall prohibit, restrict or modify any right of the Shareholders to receive indemnification from the Company to the extent such Shareholder is otherwise entitled to indemnification pursuant to the Articles of Incorporation and applicable law with respect to any claim which does not give rise to or evidence the existence of a breach of any of the representations, warranties, covenants or agreements of the Company or the Shareholders contained in this Agreement and which does not give rise to or evidence the existence of an indemnification obligation by the Shareholders pursuant to this Paragraph 8B. Each of the Purchasers hereby consents to the consummation of the Repurchase Transaction pursuant to Sections 503 and 506 of the General Corporation Law of the State of California as in effect as of the date hereof and as of the Closing Date and agrees not to bring any claim or cause of action alleging any violation of Section 500, 501 or 502 of the General Corporation Law of the State of California as a result of the consummation of the Repurchase Transaction.

     8C.  Press Release and Announcements. Unless required by law (in which case
          -------------------------------
each Party agrees to consult with the other Parties prior to any such disclosure as to the form and content of such disclosure), no press releases or other releases of information related to this Agreement or the transactions contemplated hereby will be issued or released without the consent of the Company, the Purchasers and the Shareholders.

     8D.  Non-Compete; Non-Solicitation.
          -----------------------------

     (i) Each Shareholder acknowledges that such Shareholder is familiar with the trade secrets of the Company and with other confidential information concerning the Company, including all (a) inventions, technology and research and development of the Company, (b) customers and clients and customer and client lists of the Company, (c) products (including products under development) and services of the Company and related costs and pricing structures and manufacturing techniques, (d) accounting and business methods and practices of the Company and (e) similar and related confidential information and trade secrets of the Company. Each Shareholder further acknowledges that such Shareholder's services have been and shall be of special, unique and extraordinary value to the Company, that such Shareholder (in the case of T.S. Pan and J.J. Pan) is one of the founders of the Company and that such Shareholder has been substantially responsible for the growth and development of the Company and the creation and preservation of the Company's goodwill. Each Shareholder acknowledges and agrees that the Company would be irreparably damaged if such Shareholder were to provide services to any person or entity competing with the Company or engaged in a similar business and that such competition by such Shareholder would result in a significant loss of goodwill by the Company. Each Shareholder further acknowledges and agrees that the covenants and agreements set forth in this Paragraph 8D were a material inducement to the Purchasers to enter into this Agreement and to perform their obligations hereunder, and that the Purchasers would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the Parties if such Shareholder breached the provisions of this Paragraph 8D. Therefore, in further consideration of the Repurchase Price to be paid to the Shareholders hereunder for the Repurchased Shares (which Repurchase Price is being funded with the proceeds from the Investment Transaction hereunder) and the goodwill of the Company sold by the Shareholders. T.S. Pan agrees that until the third anniversary of the Closing Date and J.J. Pan agrees that until the earlier of (i) two years following termination of the Employment Period (as defined in the Employment Agreement) or (ii) the fifth anniversary of the Closing Date, such Shareholder shall not directly or indirectly own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, agent, representative or otherwise), consult with, render services for, or in any manner engage in any business competing with, or similar to, the business of the Company and its Subsidiaries as of the Closing Date and engaged in such competing or similar business anywhere in the Restrictive Territories, including any business engaged in the manufacture, development, sale or distribution of fiber optic related equipment, parts, components, systems or subsystems for telecommunication, communication or networking applications; provided that nothing herein shall prohibit such
                         -------- ----
Shareholder from being a passive owner of not more than 5% of the outstanding stock of any class of a corporation which is publicly traded or from being the passive owner of any interest in any private equity investment fund, so long as in each case such Shareholder has no active participation in the business of such Person. For purposes of this Agreement, "Restrictive Territories" shall
                                              -----------------------
mean (i) the California counties of Los Angeles, Orange, San Bernadino, San Diego, Ventura, Fresno, Alameda, Alpine, Amador, Butte, Calaveras, Colusa, Contra Costa, Del Norte, El Dorado, Glenn, Humboldt, Imperial, Inyo, Kern, Kings, Lake, Lassen, Madera, Marin, Mariposa, Mendocino, Merced, Modoc, Mono, Monterey, Napa, Nevada, Placer, Plumas, Riverside, Sacramento, San Benito, San Francisco, San Joaquin, San Luis Obispo, San Mateo, Santa Barbara, Santa Clara, Santa Cruz, Shasta, Sierra, Siskiyou, Solano, Sonoma, Stanislaus, Sutter, Tehama, Trinity, Tulare, Tuolumne, Yolo and Yuba, and (ii) any other states, possessions, territories or jurisdictions of the United States of America and all other countries, nations, territories and areas of the world. Each Shareholder acknowledges that the business of the Company has been conducted on a worldwide scale (including as the same relates to the production, promotion, marketing and sale of its products and services), that approximately fifty percent of the Company's sales are made in foreign jurisdictions and that the geographic restrictions set forth above are reasonable and necessary to protect the goodwill of the Company's business being sold by the Shareholders pursuant to this Agreement.

          (ii) Until the third anniversary of the Closing Date, neither Shareholder shall directly, or indirectly through another entity, (a) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (b) hire any person who was an employee of the Company or any of its Subsidiaries at any time during the 90 day period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the Parties so as to avoid any disputes under this Paragraph 8D(ii) that any such hiring within such 90-day period is in violation of clause (a) above), or (c) call on, solicit or service any customer, supplier, licensee, licensor or other business relation of the Company or any of its Subsidiaries in order to induce or attempt to induce such Person to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its Subsidiaries (including making any negative statements or communications about the Company or any of its Subsidiaries).

          (iii) If, at the time of enforcement of the covenants contained in this Paragraph 8D (the "Restrictive Covenants"), a court shall hold that the
                        ---------------------
duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the Parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Each Shareholder has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company's business and the substantial investment in the Company made by the Purchasers hereunder. Each Shareholder further acknowledges and agrees that the Restrictive Covenants are being entered into by such Shareholder solely in connection with the sale by such Shareholder of the goodwill of the Company's business and not directly or indirectly in connection with such Shareholder's employment or other relationship with the Company.

          (iv) If a Shareholder breaches, or threatens to commit a breach of, any of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity:

                    (a) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company; and

                    (b) the right and remedy to require such Shareholder to account for and pay over to the Company any profits, monies, accruals, increments or other benefits derived or received by such Shareholder as the result of any transactions constituting a breach of the Restrictive Covenants.

          (vi) In the event of any breach or violation by a Shareholder of any of the Restrictive Covenants, the time period of such covenant with respect to such Shareholder shall be tolled until such breach or violation is resolved.

          8E.    Confidentiality. The Purchasers acknowledge that all
                 ---------------
"confidential information" (as defined in the Confidentiality Agreement) provided to them by the Company is subject to the terms of a Confidentiality Agreement between the Company and Summit Partners, L.P. (the "Confidentiality
                                                              ---------------
Agreement"), the terms of which are incorporated herein by reference. If the
---------
transactions contemplated hereby are not consummated, the Purchasers shall return to the Company and the Shareholders and keep confidential all information and materials regarding the

Company and the Shareholders reasonably designated by the Company or the Shareholders as confidential (except to the extent (i) disclosure of such information is required by law, (ii) the information was previously known to the Purchasers or (iii) the information becomes publicly known except through the actions or inactions of the Purchasers). Effective upon the consummation of the transactions contemplated hereby, the Confidentiality Agreement shall terminate. Whether or not the transactions contemplated hereby are consummated, the Company and the Shareholders shall return to the Purchasers and keep confidential all information and materials regarding any of the Purchasers reasonably designated by any of the Purchasers as confidential (except to the extent (i) disclosure of such information is required by law, (ii) the information was previously known to the Company or the Shareholders or (iii) the information becomes publicly known except through the actions or inactions of the Company or the Shareholders). If the transactions contemplated hereby are consummated, each Shareholder agrees not to disclose or use at any time, either during such Shareholder's employment with the Company or thereafter, any Confidential Information (whether or not such information is or was developed by such Shareholder), except to the extent that such disclosure or use is directly related to and required by the performance of such Shareholder's duties to the Company. Such Shareholder further agrees to take all appropriate steps to safeguard such Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event any Party hereto is required by law to disclose any confidential information, such Party shall promptly notify each other Party in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with each other Party to preserve the confidentiality of such information consistent with applicable law.

          8F.    Intellectual Property Rights Protection. The Shareholders shall
                 ---------------------------------------
provide the Company and its Subsidiaries and their respective successors, assigns or other legal representatives full cooperation and assistance at the Company's or such Subsidiaries' request and expense in the protection of all Intellectual Property Rights now or hereafter owned by or used by the Company or its Subsidiaries against any claims or demands of invalidity or unenforceability, and in the prosecution or defense of any interference, opposition, reexamination, reissue, infringement or other proceeding that may arise in connection with the Company's or any of its Subsidiaries' right, title and interest in and to such Intellectual Property Rights, including execution and delivery of any and all affidavits, testimonies, declarations, oaths, exhibits, assignments, powers of attorney or other documentation as may be reasonably required.

          8G.    Dispute Resolution.
                 ------------------

          (i) In the event of any dispute or disagreement between the Parties following the Closing as to the interpretation of any provision of this Agreement or the performance of any obligations hereunder (including the scope and amount of any indemnity requested hereunder), the matter, upon written request of any Party, shall be referred to representatives of the Parties for decision (the "Representatives"). The Representatives shall promptly meet in a
                                      ---------------
good faith effort to resolve the dispute. If the Representatives do not agree upon a decision within 30 calendar days after reference of the matter to them, each of the Parties shall be free to exercise the remedies available to it under Paragraph 8G(ii) below.

          (ii) Any controversy, dispute or claim arising out of or relating in any way to this Agreement or the transactions arising hereunder that cannot be resolved by negotiation pursuant to Paragraph 8G(i) above shall be settled exclusively by arbitration in the City of San Francisco, California. Such arbitration shall be administered by the Center for Public Resources Institute for Dispute Resolutions (the "Institute") in accordance with its then
                              ---------
prevailing Rules for Non-Administered Arbitration of Business Disputes (except as otherwise provided herein) by one independent and impartial arbitrator who shall be selected by the Shareholders and the Purchasers in accordance with such Rules. Notwithstanding anything to the contrary provided in Paragraph 110 hereof, the arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1 et seq. The fees and expenses of the Institute and the
                   -- ---
arbitrator shall be shared equally by the Purchasers on the one hand and the Shareholders on the other and advanced by them from time to time as required; provided that at the conclusion of the arbitration, the arbitrator shall award
-------- ----
costs and expenses (including the costs of the arbitration previously advanced and the fees and expenses of attorneys, accountants and other experts) and interest at the Applicable Rate to the prevailing Party or Parties. The arbitrator shall permit and facilitate such discovery as the Party initiating such claim shall reasonably request. The Parties shall keep confidential any proprietary information, trade secrets or other non-public information disclosed in discovery. The arbitrator shall render his or her award within 90 days of the conclusion of the arbitration hearing. The arbitrator shall be expressly empowered to award to any Party any consequential damages, lost profits or punitive damages in connection with any dispute between the Parties arising out of or relating in any way to this Agreement or the other agreements contemplated hereby or the transactions arising hereunder or thereunder, and each Party hereby irrevocably waives any objection to the recovery by the other Parties hereto of such damages. Notwithstanding anything to the contrary provided in this Paragraph 8G(ii) and without prejudice to the above procedures, any Party may apply to any court of competent jurisdiction for temporary injunctive or other provisional judicial relief if such action is necessary to avoid irreparable damage or to preserve the status quo until such time as the arbitrator is selected and available to hear such Party's request for temporary relief. The award rendered by the arbitrator shall be final and not subject to judicial review, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything to the contrary provided in Paragraph 8G(i) or this Paragraph 8G(ii), the Company or the Purchasers (in the discretion of the Purchasers holding a majority of the Preferred Stock) may elect to enforce any of the provisions of Paragraphs 8D or 8E or the other Exhibits attached hereto (including the Employment Agreement) by application to a court of competent jurisdiction for equitable or legal relief (including damages or injunctive relief) rather than pursuant to the above procedures.

          8H.    Further Assurances. In case at any time after the Closing any
                 ------------------
further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Paragraph 8B above).

          8I.    Employee Benefits. Until the first anniversary of the Closing
                 -----------------
Date, the Purchasers agree to cause the Company to maintain employee benefit plans and programs substantially similar in the aggregate to those retirement, defined contribution, employee health and welfare and incentive compensation benefit plans and programs set forth on the attached Employee Benefits Schedule.
         --------------------------

          8J.    Post-Close Employment. T.S. Pan hereby acknowledges her intent
                 ---------------------
and willingness to continue to serve as the Company's President for at least three months after the hiring by the Company of a new Chief Executive Officer following the Closing.

          8K.    Guarantees; Certain Restrictions. T.S. Pan and J.J. Pan hereby
                 --------------------------------
jointly and severally guarantee the due and punctual payment and/or performance of all obligations under this Agreement, the Schedules and Exhibits attached hereto and the other agreements and documents contemplated hereby, of each Trust Shareholder (including all obligations of such Trust Shareholder pursuant to Paragraph 8B above). Each trustee of any Shareholder which is a trust unconditionally and forever covenants and agrees that such trustee shall make no distributions or transfers of property other than those expressly permitted under the applicable governing trust instrument or if such distribution or transfer would impair the ability of such Shareholder to comply with its obligations hereunder, including pursuant to Paragraph 8B above, and such trustee acknowledges that such covenant shall be binding upon any successor trustee or trustees.

          8L.    Resignation of Director. J.J. Pan hereby agrees to resign from
                 -----------------------
the board of directors of the Company immediately after the Closing.

          Section 9.  Definitions. For the purposes of this Agreement, the
                      -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular Person means any other Person
           ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to
       -------
direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "Affiliated Group" means any affiliated group as defined in Code
           ----------------
Section 1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign law) for a period during which the Company or any of its Subsidiaries was a member.

          "Agreement" has the meaning set forth in the Preamble.
           ---------

          "Applicable Rate" means the prime rate of interest as announced from
           ---------------
time to time in the Wall Street Journal plus two percent (2%).
                    -------------------

          "Articles of Incorporation" has the meaning set forth in Paragraph
           -------------------------
1A(i).

          "Bylaws" has the meaning set forth in Paragraph 2C.
           ------

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended.

          "Closing" has the meaning set forth in Paragraph 1D.
           -------

          "Closing Date" has the meaning set forth in Paragraph 1D.
           ------------

          "COBRA" has the meaning set forth in Paragraph 5W(ii).
           -----

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          "Common Stock" has the meaning set forth in Paragraph 1A(ii).
           ------------

          "Company" has the meaning set forth in the Preamble; provided that
           -------                                             -------- ----
with respect to any provision of this Agreement that relates to a period prior to the date hereof, the term "Company" shall be deemed to include the Company,
                              -------
all predecessors of the Company and any entity merged with or into the Company.

          "Company Parties" has the meaning set forth in Paragraph 8B(i).
           ---------------

          "Company Transaction" has the meaning set forth in Paragraph 4J.
           -------------------

          "Confidential Information" means all information of a confidential or
           ------------------------
proprietary nature (whether or not specifically labeled or identified as "confidential"), in any form or medium, that is or was disclosed to, or developed or learned by, any Shareholder in connection with such Shareholder's prior relationship with the Company and that relates to the business, products, services, research or development of the Company or its suppliers, distributors or customers. Confidential Information includes but is not limited to the following: (i) internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company's suppliers, distributors and customers and their confidential information; (iii) trade secrets, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, documentation, models, data and data bases relating thereto; and (iv) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable). Confidential Information shall not include information that a Shareholder can demonstrate: (a) is publicly known through no wrongful act or breach of any obligation of confidentiality;
(b) was lawfully known by such Shareholder prior to the time such Shareholder began rendering services to the Company and its predecessors; or (c) was rightfully received by such Shareholder from a third party without a breach of any obligation of confidentiality by such third party.

          "Confidentiality Agreement" has the meaning set forth in Paragraph 8E.
           -------------------------

          "Employment Agreement" has the meaning set forth in Paragraph 2H.
           --------------------

          "Encumbrances" has the meaning set forth in Paragraph 6C.
           ------------

          "Environmental Lien" shall mean any Lien, whether recorded or
           ------------------
unrecorded, in favor of any governmental entity, relating to any liability of the Company arising under any Environmental and Safety Requirements.

          "Environmental and Safety Requirements" shall mean all federal, state,
           -------------------------------------
local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise, radiation or radon).

          "ERISA" has the meaning set forth in Paragraph 5W(i).
           -----

          "Escrow Account" has the meaning set forth in Paragraph 1D(iii).
           --------------

          "Escrow Agent" means State Street Bank.
           ------------

          "Escrow Agreement" has the meaning set forth in Paragraph 1D(iii).
           ----------------

          "Escrow Amount" has the meaning set forth in Paragraph 1D(iii).
           -------------

          "Exchange Act" means, the Securities Exchange Act of 1934, as amended,
           ------------
or any similar federal law there in force.

          "Executive Agreements" has the meaning set forth in Paragraph 2I.
           --------------------

          "Executive Stock" has the meaning set forth in Paragraph 5B(ii).
           ---------------

          "Executives" shall mean Ming Shih and Kung Shih.
           ----------

          "401(k) Plan" has the meaning set forth in Paragraph 5W(iv).
           -----------

          "GAAP" means United States generally accepted accounting principles.
           ----

          "Governmental Approvals" has the meaning set forth in Paragraph 2R.
           ----------------------

          "Hart-Scott-Rodino Act" has the meaning set forth in Paragraph 2R.
           ---------------------

          "Improvements" has the meaning set forth in Paragraph 5CC(vi).
           ------------

          "Indebtedness" means at a particular time, without duplication, (i)
           ------------
any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money. (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than six months past due), (iv) any commitment by which a Person assures a creditor against loss (including contingent reimbursement obligations with respect to letters of credit), (v) any indebtedness guaranteed in any manner by a Person (including guarantees in the form of an agreement to repurchase or reimburse), (vi) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vii) any indebtedness secured by a Lien on a Person's assets and (viii) any unsatisfied obligation for "withdrawal liability" to a "multiemployer plan" as such terms are defined under ERISA.

          "Indemnitee" has the meaning set forth in Paragraph 8B(iv).
           ----------

          "Indemnitor" has the meaning set forth in Paragraph 8B(iv).
           ----------

          "Institute" has the meaning set forth in Paragraph 8G(ii).
           ---------

          "Intellectual Property Rights" means all (i) patents, patent
           ----------------------------
applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

          "International Trade Laws and Regulations" shall mean all federal,
           ----------------------------------------
state, local and foreign statutes, executive orders, proclamations, regulations, rules, directives, decrees, ordinances and similar provisions having the force or effect of law and all judicial and administrative orders, rulings, determinations and common law concerning the importation of merchandise, the export or reexport of products, services and technology, the terms and conduct of international transactions, making or receiving international payments and the authorization to hold an ownership interest in a business located in a country other than the United States, including but not limited to the Tariff Act of 1930 as amended and other laws administered by the United States Customs Service, regulations issued or enforced by the United States Customs Service, the Export Administration Act of 1979 as amended, the Export Administration Regulations, the International Emergency Economic

Powers Act, the Arms Export Control Act, the International Traffic in Arms Regulations, any other export controls administered by an agency of the United States government, Executive Orders of the President regarding embargoes and restrictions on trade with designated countries and Persons, the embargoes and restrictions administered by the United States Office of Foreign Assets Control, the Foreign Corrupt Practices Act, the antiboycott regulations administered by the United States Department of Commerce, the antiboycott regulations administered by the United States Department of the Treasury, legislation and regulations of the United States and other countries implementing the North American Free Trade Agreement (NAFTA), antidumping and countervailing duty laws and regulations, laws and regulations by other countries concerning the ability of U.S. Persons to own businesses and conduct business in those countries, restrictions by other countries on holding foreign currency and repatriating funds and other laws and regulations adopted by the governments or agencies of other countries relating to the same subject matter as the United States statutes and regulations described above.

          "Inventions Agreement" has the meaning set forth in Paragraph 5V.
           --------------------

          "Investment" as applied to any Person means (i) any direct or indirect
           ----------
purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interests (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

          "Investment Transaction" has the meaning set forth in Paragraph 1B.
           ----------------------

          "Latest Balance Sheet" has the meaning set forth in Paragraph 5E(ii).
           --------------------

          "Lien" or "Liens" means any mortgage, pledge, security interest,
           ----      -----
encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute (other than to reflect ownership by a third party of property leased to the Company under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangement in favor of another Person.

          "Loss" or "Losses" has the meaning set forth in Paragraph 8B(i).
           ----      ------

          "Material Adverse Effect" means a material and adverse effect upon the
           -----------------------
business, operations, assets, liabilities, financial condition, operating results, cash flow, net worth or employee, customer or supplier relations of the Company, taken as a whole.

          "May Financial Statements" has the meaning set forth in Paragraph 2N.
           ------------------------

          "Other Plans" has the meaning set forth in Paragraph 5W(v).
           -----------

          "Owned Real Property" has the meaning set forth in Paragraph 5CC(i).
           -------------------

          "Party" or "Parties" has the meaning set forth in the Preamble.
           -----      -------

          "Permitted Encumbrances" shall mean (i) statutory liens for current
           ----------------------
Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by the Company and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics', carriers', workers', repairers' and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent and which are not, individually or in the aggregate, material to the Company's business; (iii) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the Real Property which are not violated by the current use and operation of the Real Property; (iv) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Real Property which do not materially impair the occupancy or use of the Real Property for the purposes for which it is currently used in connection with the Company's business; and (v) any lease of any equipment or other property that would be accounted for as a capital lease in accordance with GAAP.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plans" has the meaning set forth in Paragraph 5W(vi).
           -----

          "Preferred Stock" has the meaning set forth in Paragraph 1A(ii).
           ---------------

          "Product Certifications" has the meaning set forth in Paragraph
           ----------------------
51(ii).

          "Purchase Price" has the meaning set forth in Paragraph 1B.
           --------------

          "Purchaser Indemnified Parties" has the meaning set forth in Paragraph
           -----------------------------
8B(ii).

          "Purchaser" or "Purchasers" has the meaning set forth in the Preamble.
           ---------      ----------

          "Purchaser Representative" means Summit/E-Tek Holdings, L.L.C.
           ------------------------

          "Real Property" has the meaning set forth in Paragraph 5CC(iii).
           -------------

          "Registration Agreement" has the meaning set forth in Paragraph 2E.
           ----------------------

          "Release" shall have the meaning set forth in CERCLA.
           -------

          "Representatives" has the meaning set forth in Paragraph 8G(i).
           ---------------

          "Repurchase Price" has the meaning set forth in Paragraph 1A(iii).
           ----------------

          "Repurchase Transaction" has the meaning set forth in Paragraph 1C.
           ----------------------

          "Repurchased Shares" has the meaning set forth in Paragraph 1A(iii).
           ------------------

          "Restrictive Covenants" has the meaning set forth in Paragraph
           ---------------------
8D(iii).

          "Restricted Securities" means (i) the Preferred Stock issued
           ---------------------
hereunder, (ii) the Common Stock issued upon conversion of the Preferred Stock,
(iii) any other securities of the Company held by any of the Parties (including any Common Stock held by the Shareholders) as of the Closing Date and (iv) any securities issued or exchanged with respect to the securities referred to in clauses (i), (ii) and (iii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Paragraph 11C(v) have been delivered by the Company in accordance with Paragraph 11C(v). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Paragraph 11C(v).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Shareholder" or "Shareholders" has the meaning set forth in the
           -----------      ------------
Preamble.

          "Shareholders Agreement" has the meaning set forth in Paragraph 2D.
           ----------------------

          "Stock Option Plan" has the meaning set forth in Paragraph 2F.
           -----------------

          "Stock Split" has the meaning set forth Preamble.
           -----------

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Tax" or "Taxes" means federal, state, county, local, foreign or other
           ---      -----
income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax Return" means any return, information report or filing with
           ----------
respect to Taxes, including any schedules attached thereto and including any amendment thereof.

          "Third Party Approvals" has the meaning set forth in Paragraph 2Q.
           ---------------------

          "Treasury Regulations" means the United States Treasury Regulations
           --------------------
promulgated under the IRC, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

          Section 10.  Termination.
                       -----------

          10A.   Conditions of Termination. This Agreement may be terminated at
                 -------------------------
any time prior to the Closing:

          (i)    by the mutual written consent of the Parties;

          (ii) by the Purchaser Representative if there has been a material misrepresentation, material breach of warranty or material breach of a covenant by the Company or any Shareholder in the representations and warranties or covenants set forth in this Agreement or the Schedules and Exhibits attached hereto, which in the case of any breach of covenant has not been cured within ten days after written notification thereof by the Purchasers to the Company and the Shareholders;

          (iii) by the Purchaser Representative if the Purchasers are not satisfied with the results of their due diligence investigation and evaluation of the matters set forth on the attached Due Diligence Schedule; provided that
                                         ----------------------  -------- ----
the Purchasers shall not be entitled to terminate this Agreement pursuant to this subparagraph 10A(iii) unless the Purchasers deliver written notice of termination to the Company and the Shareholders on or prior to July 15, 1997;

          (iv) by the Company and the Shareholders if there has been a material misrepresentation, material breach of warranty or material breach of a covenant by any Purchaser in the representations and warranties or covenants set forth in this Agreement or the Schedules and Exhibits attached hereto, which in the case of any breach of covenant has not been cured within ten days after written notification thereof by the Company and the Shareholders to the Purchasers; or

          (v) by the Purchaser Representative or the Shareholders if the transactions contemplated hereby have not been consummated by August 31, 1997;

provided that the Party electing termination pursuant to clause (v) of this
-------- ----
Paragraph 10A is not in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the Schedules and Exhibits attached hereto. In the event of termination by either the Purchasers or the Company and the Shareholders pursuant to this Paragraph 10A, written notice thereof (describing in reasonable detail the basis therefor) shall forthwith be delivered to the other Parties.

          10B.   Effect of Termination. In the event of termination of this
                 ---------------------
Agreement by either the Purchasers or the Company and the Shareholders as provided above, this Agreement shall forthwith become void and of no further force and effect, except that the covenants and agreements set forth in the last two sentences of Paragraph 4J and Paragraphs 8E, 10A, 10B, 11A, 11B, 11D, 11E, 11F, 11G, 11H, 11I, 11J, 11M, 11O, 11P, 11Q and 11R shall survive such termination indefinitely, and except that nothing in Paragraph 10A or this Paragraph 10B shall be deemed to release any Party from any liability for any breach by such Party of the terms and provisions of this Agreement (except to the extent expressly limited pursuant to Paragraph 11A below) or to impair the right of any Party to compel specific performance by another Party of its obligations under this Agreement.

          Section 11.  Miscellaneous.
                       -------------

          11A.   Fees and Expenses. Subject to the provisions of this Paragraph
                 -----------------
11A, the Company shall pay all of the Purchasers' (other than Broadview Associates, LLC) and the Shareholders' fees and expenses (including fees and expenses of legal counsel, accountants, investment bankers and other representatives and consultants), or reimburse such Parties for such fees and expenses, incurred in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. Such fees and expenses shall be paid or reimbursed at the Closing or, if the Closing does not occur, shall be payable on demand. In the event the transactions contemplated hereby are not consummated for any reason (other than as specifically provided below) then the aggregate amount of fees and expenses of the Purchasers (other than Broadview Associates, LLC) paid or reimbursed by the Company shall not exceed $175,000. In the event the transactions contemplated hereby are not consummated solely as a result of the termination of this Agreement by the Purchasers pursuant to subparagraph 10A(iii) above, then each of the Purchasers shall pay all of its own fees and expenses and the Company shall have no obligation to pay such fees and expenses. In the event the transactions contemplated hereby are not consummated by reason of the breach by the Company or the Shareholders of any provision of this Agreement, then the Company shall pay or reimburse all of the Purchasers' (other than Broadview Associates, LLC) fees and expenses without regard to the $175,000 limit set forth in this Paragraph 11A and the Company's obligation to pay or reimburse the Purchasers for such fees and expenses shall be in addition to, and not in lieu of, any other rights or remedies the Purchasers may have for any breach of this Agreement; provided that in the event the transactions contemplated hereby are
           -------------
not consummated as a result of any breach of any representations or warranties made by the Company or the Shareholders in this Agreement the Purchasers' sole remedy prior to the Closing shall be the payment or reimbursement of the Purchasers' fees and expenses as set forth in this Paragraph 11A (in an aggregate amount not to exceed $175,000, unless any such breach or breaches constitute fraudulent misrepresentation or deceit, in which case the provisions set forth above in this sentence shall apply without regard to the limitations set forth in this proviso). If the Purchasers terminate this Agreement solely because such Purchasers are not satisfied with the results of their due diligence investigation and evaluation of the matters set forth on the Due Diligence Schedule attached hereto under the
                                ----------------------
heading "Business Matters", the Purchasers shall reimburse the Company and the Shareholders for their reasonable fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (in an aggregate amount not to exceed $100,000). Any fees and expenses of Broadview Associates, LLC (other than up to $3,000,000 pursuant to the agreement described on the attached Contracts Schedule) shall be satisfied in full by the Shareholders and not
------------------
directly or indirectly by the Company. In addition, the Company shall pay, and shall hold each Purchaser harmless against liability for the payment of, all stamp and other Taxes which may be payable in respect of the execution and delivery of this Agreement, the issuance, delivery or acquisition of any shares of Preferred Stock and the issuance, delivery or acquisition of any shares of Common Stock upon conversion of the Preferred Stock. If any legal action or other proceeding relating to this Agreement, the agreements contemplated hereby, the transactions contemplated hereby or the enforcement of any provision of this Agreement or the agreements contemplated hereby is brought against any Party, the prevailing Party in such action or proceeding shall be entitled to recover all expenses relating thereto (including attorneys' fees and expenses) from the Party against which such action or proceeding is brought in addition to any other relief to which such prevailing Party may be entitled.

          11B.   Remedies. The Purchasers and the Shareholders shall have all
                 --------
rights and remedies set forth in this Agreement and the Articles of Incorporation and all rights and remedies which the Purchasers and the Shareholders have been granted at any time under any other agreement or contract executed in connection with this transaction and all of the rights which such Persons have under applicable law. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter.

          11C.   Transfer of Restricted Securities.
                 ---------------------------------

          (i) Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in subparagraph (ii) below, any other legally available means of transfer.

          (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in clause (a) or (b) of subparagraph (i) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis, Fenwick & West LLP or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis, Fenwick & West LLP or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates or instruments, as the case may be, for such Restricted Securities which do not bear the Securities Act legend set forth in Paragraph 11C(v) below. If the Company is not required to deliver new certificates or instruments, as the case may be, for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Paragraph 11C(ii) and Paragraph 11C(v) below.

          (iii) Upon the request of a holder of Restricted Securities, the Company shall promptly supply to such holder or such holder's prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

          (iv) If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Paragraph 11C(v) from the certificates or instruments, as the case may be, representing such Restricted Securities.

          (v) Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented hereby is subject to the conditions specified in the Recapitalization Agreement dated as of June 27, 1997, by and among the issuer (the "Company") and certain investors, and the Company
                  -------
     reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          11D.   Consent to Amendments. This Agreement may be amended, or any
                 ---------------------
provision of this Agreement may be waived; provided that any such amendment or
                                           -------- ----
waiver shall be binding upon the Company only if set forth in a writing executed by the Company and referring specifically to the provision alleged to have been amended or waived, any such amendment or waiver shall be binding upon a Shareholder only if set forth in a writing executed by such Shareholder and referring specifically to the provision alleged to have been amended or waived, and any such amendment or waiver shall be binding upon any Purchaser only if set forth in a writing executed by the Purchasers holding a majority of the Common Stock issued or issuable upon conversion of the Preferred Stock held (or to be purchased hereunder) by all Purchasers and referring specifically to the provision alleged to have been amended or waived. No course of dealing between or among the Parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement.

          11E. Successors and Assigns.
               ----------------------

               (i) This Agreement and all covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any Shareholder, or assigned or delegated by the Company prior to the Closing, without the prior written consent of the Purchasers.

               (ii) Each of the Purchasers may (at any time prior to the Closing), in its sole discretion, assign in whole or in part its rights and obligations pursuant to this Agreement (including the right to purchase any Preferred Stock) to one or more of its Affiliates or to any other Person or Persons, and each of the Purchasers may, in its sole discretion, direct the Company to convey any Preferred Stock to one or more of its Affiliates or to any other Person or Persons, subject to compliance with applicable securities laws; provided that in no event shall the Purchasers collectively assign the right to
-------- ----
purchase or direct the Company to convey any shares of Preferred Stock having a purchase price in excess of $20,000,000 in the aggregate; and provided further
                                                              -------- -------
that none of the Purchasers (other than the Purchase Representative) may assign
----
any right to purchase any Preferred Stock hereunder without the prior written consent of the Purchaser Representative. In connection with any such assignment, the assigning Purchaser shall cause the prospective assignee to execute and deliver to the Parties a counterpart to this Agreement and the Shareholders Agreement and an acknowledgment by such Person agreeing to be bound by all terms and provisions hereof as a "Purchaser" hereunder and as "Investor" and "Shareholder" under the Shareholders Agreement. Each of the Purchasers and, following the Closing, the Company and its Subsidiaries may assign its rights pursuant to this Agreement, including its rights to indemnification, to any of its lenders as collateral security. Each of the Purchasers and, following the Closing, the Company and its Subsidiaries may assign this Agreement and its rights and obligations hereunder in connection with a merger or consolidation involving the Company or any of its Subsidiaries or in connection with a sale of stock or assets of the Company or any of its Subsidiaries or other disposition of the Company or any of its Subsidiaries.

               (iii) In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for a Party's benefit as a holder of Restricted Securities are also for the benefit of, and enforceable by, any subsequent holder of such Restricted Securities.

          11F. Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          11G. Counterparts. This Agreement may be executed simultaneously in
               ------------
counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

          11H. Descriptive Headings; Interpretation. The headings and captions
               ------------------------------------
used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation." The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

          11I. Entire Agreement. This Agreement and the agreements and documents
               ----------------
referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings (including that certain letter agreement (and the attachments thereto) dated May 23, 1997, between Summit Partners, L.P. and the Shareholders), whether written or oral, relating to such subject matter in any way.

          11J. No Third-Party Beneficiaries. This Agreement is for the sole
               ----------------------------
benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted successors and assigns, any legal or equitable rights hereunder.

          11K. Schedules. Nothing in any Schedule attached hereto shall be
               ---------
adequate to disclose an exception to a representation or warranty made in this Agreement unless such Schedule identifies the exception with particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be adequate to disclose an exception to a representation or warranty made in this Agreement, unless the representation or warranty has to do with the existence of the document or other item itself. No exceptions to any representations or warranties disclosed on one Schedule shall constitute an exception to any other representations or warranties made in this Agreement unless the substance of such exception is disclosed as provided herein on each such other applicable Schedule or a specific cross-reference to a disclosure on another Schedule is made.

          11L. Cooperation on Tax Matters. The Parties shall cooperate fully, as
               --------------------------
and to the extent reasonably requested by each Party and at the requesting Party's expense, in connection with any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon any Party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parties agree (i) to retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by any Party, any extensions thereof) applicable to such taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give each Party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if any Party so requests, the Purchasers, the Company or the Shareholders, as the case may be, shall allow such party to take possession of such books and records.

          11M. Schedules and Exhibits. All Schedules and Exhibits attached
               ----------------------
hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

          11N. Treatment of the Preferred Stock. The Company covenants and
               --------------------------------
agrees that (i) so long as federal income tax laws prohibit a deduction for distributions made by the Company with respect to Preferred Stock, it shall treat all distributions paid by it on the Preferred Stock as nondeductible dividends on all of its tax returns, (ii) it shall treat the Preferred Stock as preferred stock in all of its financial statements and other reports and shall treat all distributions paid by it on the Preferred Stock as dividends on preferred stock in such statements and reports and (iii) the Company will not report constructive dividends under Treasury Regulation Section 1.305-5(b) with respect to the Preferred Stock.

          11O. Governing Law. The corporate law of the State of California shall
               -------------
govern all issues and questions concerning the relative rights and obligations of the Company and the holders of its equity securities. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the Schedules and Exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California shall control the interpretation and construction of this Agreement (and all Schedules and Exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          11P. Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon acknowledgment of receipt after transmittal by facsimile or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers, the Shareholders and the Company at the addresses indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          The Company (prior to the Closing):
          ----------------------------------

          E-Tek Dynamics, Inc.
          1885 Lundy Avenue
          San Jose, California 95131
          Attn: President
          Phone:     (408) 432-6300
          Facsimile: (408) 432-8550

          with a copy to:
          --------------
          (which shall not constitute notice to the Company)

          Fenwick & West LLP
          Two Palo Alto Square
          Palo Alto, California 94306
          Attn: Jacqueline A. Daunt, Esq.
          Phone:     (415) 858-7232
          Facsimile: (415) 857-0361

          The Company (after the Closing):
          -------------------------------

          E-Tek Dynamics, Inc.
          1885 Lundy Avenue
          San Jose, California 95131
          Attn: President
          Phone:     (408) 432-6300
          Facsimile: (408) 432-8550

          with copies to:
          --------------
          (which shall not constitute notice to the Company)

          Summit Partners, L.P.
          499 Hamilton Avenue, Suite 200
          Palo Alto, California 94301
          Attn: Mr. Walter G. Kortschak
          Phone:     (415) 321-1166
          Facsimile: (415) 321-1188

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn: Ted H. Zook, Esq.
          Phone:     (312) 861-2294
          Facsimile: (312) 861-2200

          The Shareholders:
          ----------------

          Theresa Stone Pan
          Jing Jong Pan
          [Address]
          [Phone]

          with a copy to:
          --------------
          (which shall not constitute notice to the Shareholders)

          Fenwick & West LLP
          Two Palo Alto Square
          Palo Alto, California 94306
          Attn: Jacqueline A. Daunt, Esq.
          Phone:     (415) 858-7232
          Facsimile: (415) 857-0361

          The Purchasers:
          --------------

          To the Purchasers at their respective addresses
          listed on the Schedule of Purchasers attached hereto
                        ----------------------

          with copy to:
          ------------
          (which shall not constitute notice to the Purchasers)

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn: Ted H. Zook, Esq.
          Phone:     (312) 861-2294
          Facsimile: (312) 861-2200

          11Q. No Strict Construction. The Parties have participated jointly in
               ----------------------
the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

          11R. Community Property Waiver. Each Shareholder hereby acknowledges
               -------------------------
that such Shareholder has read this Agreement and understands its contents. Such Shareholder is aware that this Agreement provides for the repurchase of shares of Common Stock from such Shareholder's spouse. Such Shareholder hereby acknowledges and agrees that such spouse's interest in the Common Stock is subject to this Agreement and any interest such Shareholder may have in such Common Stock shall be irrevocably bound by this Agreement and further that such Shareholder's community property interest, if any, shall be similarly bound by this Agreement. Such Shareholder has sought legal advice with respect to such waiver or has determined after carefully reviewing this Agreement that such Shareholder will waive such community property right.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement on the date first written above.



                                              E-TEK DYNAMICS, INC.


                                              By:  /s/ Theresa Stone Pan
                                                  -----------------------------
                                              Its: PRESIDENT
                                                   ----------------------------



                [Signature Page to Recapitalization Agreement]

                                                  /s/ Theresa Stone Pan
                                                  -----------------------------
                                                   Theresa Stone Pan

                                                  /s/ Jing Jong Pan
                                                  -----------------------------
                                                   Jing Jong Pan



                [Signature Page to Recapitalization Agreement]

                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the J. J. Grace Pan Charitable Remainder Unitrust UTA dated May 16, 1997


                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the Theresa Grace Pan Charitable Remainder Unitrust UTA dated May 16, 1997


                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the Jing Jong Pan Charitable Remainder Unitrust UTA dated June 26, 1997


                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust I UTA dated June 26, 1997


                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust II UTA dated June 26, 1997


                            /s/ Robert A. Biorn
                           -----------------------------------------------------
                           Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust III UTA dated June 26, 1997



                [Signature Page to Recapitalization Agreement]

                                      SUMMIT/E-TEK HOLDINGS, L.L.C.

                                         By:  Summit Ventures IV, L.P., its
                                              Member

                                         By   Summit Partners IV, L.P., its
                                              General Partner

                                         By:  Stamps, Woodsum & Co. IV, its
                                              General Partner

                                         By:   [Signature]
                                              _____________________________
                                              General Partner




                [Signature Page to Recapitalization Agreement]

                                           Mellon Bank, N.A., solely in its
                                           capacity as Trustee for FIRST PLAZA
                                           GROUP TRUST, (as directed by General
                                           Motors Investment Management
                                           Corporation), and not in its
                                           individual capacity


                                           By:   [Signature]
                                               ---------------------------------
                                               Name:
                                               Title: Vice President

                [Signature Page to Recapitalization Agreement]

                                              PETER J. MOONEY. as nominee for
                                              the Broadview Partners Group

                                              By: /s/ Peter J. Mooney
                                                  ------------------------------

                                              Its: Peter J. Mooney as nominee
                                                   -----------------------------

                [Signature Page to Recapitalization Agreement]

                                            /s/ Vinita Gupta
                                            ------------------------------------
                                            Vinita Gupta


                                            BAIN SECURITIES, INC.

                                            By:_________________________________
                                                 Gary Wilkinson
                                            Its: Treasurer

                [Signature Page to Recapitalization Agreement]

                                              __________________________________
                                              Vinita Gupta

                                              BAIN SECURITIES, INC.




                                              By: /s/ Gary Wilkinson
                                                  ------------------------------
                                                   Gary Wilkinson
                                              Its: Treasurer

                [Signature Page to Recapitalization Agreement]

                                              RANDOLPH STREET PARTNERS



                                              By: /s/ [SIGNATURE]
                                                  ------------------------------
                                              Its: Managing Partner
                                                   -----------------------------


                                              RANDOLPH STREET PARTNERS DIF,
                                              LLC



                                              By: /s/ [SIGNATURE]
                                                  ------------------------------

                                              Its: Managing Member
                                                   -----------------------------

                [Signature Page to Recapitalization Agreement]

                                              F&W INVESTMENTS 1997



                                              By: [SIGNATURE]
                                                  ------------------------------

                                              Its: General Partner
                                                   -----------------------------

                [Signature Page to Recapitalization Agreement]

                            SCHEDULE OF PURCHASERS
                            ----------------------

                                                   Number of
                                                   Shares of
                                                   Preferred      Purchase Price for
   Name and Address                                  Stock         Preferred Stock
-----------------------                          ------------    --------------------
Summit/E-Tek Holdings, L.L.C.                     27,000,000        $108,000,000
c/o Summit Partners, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, California 94301
Attn: Walter G. Kortschak
Phone: (415) 321-1166
Facsimile: (415) 321-1188

Mellon Bank, N.A., as Trustee for First            2,300,000        $  9,200,000
Plaza Group Trust as directed by General
Motors Investment Management
Corporation
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258-0001
Attn: Bernadette Rist
Phone: (412) 234-6340
Facsimile: (412) 234-0555

with a copy to:
General Motors Investment Management
Corporation
767 5th Avenue, 15th Floor
New York, New York 10153
Attn: Robert Cromwell
Phone: (212) 418-6125
Facsimile: (212) 418-6123

Peter J. Mooney, as nominee for the                  250,000        $  1,000,000
Broadview Partners Group
c/o Broadview Associates
950 Tower Lane, 18th Floor
Foster City, California 94404
Attn: Maryfrances Galligan
Phone: (415) 378-4738
Facsimile: (415) 378-4710

                           SCHEDULE OF SHAREHOLDERS
                           ------------------------

                                              Number of
                                             Repurchased         Repurchase         Closing Cash
       Name and Address                        Shares              Price              Amount
--------------------------------           -------------      ---------------     ---------------
Jing Jong Pan and Theresa Stone            19,575,495.59      $ 78,301,981.91     $ 73,301,981.91
Pan, Trustees of the J.J. &
Theresa Pan Revocable Trust
dated February 14, 1997

Robert A. Biorn, Trustee of the             1,499,935.82      $  5,999,743.25     $  5,999,743.25
J.J. Grace Pan Charitable
Remainder Unitrust UTA dated
May 16, 1997

Robert A. Biorn, Trustee of the             1,499,935.82      $  5,999,743.25     $  5,999,743.25
Theresa Grace Pan Charitable
Remainder Unitrust UTA dated
May 16, 1997

Robert A. Biorn, Trustee of the             2,468,623.80      $  9,874,495.14     $  9,874,495.14
Jing Jong Pan Charitable
Remainder Unitrust UTA dated
June 26, 1997

Robert A. Biorn, Trustee of the             1,499,935.82      $  5,999,743.25     $  5,999,743.25
Theresa Stone Pan Charitable
Remainder Unitrust 1 UTA dated
June 26, 1997

Robert A. Biorn, Trustee of the             1,728,036.66      $  6,912,146.60     $  6,912,146.60
Theresa Stone Pan Charitable
Remainder Unitrust II UTA
dated June 26, 1997

Robert A. Biorn, Trustee of the             1,728,036.66      $  6,912,146.60     $  6,912,146.60
Theresa Stone Pan Charitable
Remainder Unitrust III UTA
dated June 26, 1997
                                           =============       ==============      ==============
                        Totals:            30,000,000.17       120,000,000.00      115,000,000.00

Vinita Gupta                             250,000        $1,000,000
c/o Digital Link Corporation
217 Humbolt Court
Sunnyvale, California 94089
Phone: (408) 745-4140
Facsimile: (408) 745-6250

Bain Securities, Inc.                     62,500        $  250,000
c/o Bain & Company, Inc.
2 Copley Place
Boston, Massachusetts 02116
Attn: Gary Wilkinson
Phone: (617) 572-3268
Facsimile: (617) 572-3266

Randolph Street Partners                  62,500        $  250,000
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

Randolph Street Partners DIF, LLC         62,500        $  250,000
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312) 861-2004
Facsimile: (312) 861-2200

F&W Investments 1997                      12,500        $   50,000
c/o Fenwick & West
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Jacqueline Daunt
Phone: (415) 858-7232
Facsimile: (415) 494-1417
                                      ==========      ============
                          Totals:     30,000,000      $120,000,000

                        SCHEDULE OF TRUST SHAREHOLDERS
                        ------------------------------

Jing Jong Pan and Theresa Stone Pan, Trustees of the J.J. & Theresa Pan Revocable Trust dated February 14, 1997

Robert A. Biorn, Trustee of the J.J. Grace Pan Charitable Remainder Unitrust UTA dated May 16, 1997

Robert A. Biorn, Trustee of the Theresa Grace Pan Charitable Remainder Unitrust UTA dated May 16, 1997

Robert A. Biorn, Trustee of the Jing Jong Pan Charitable Remainder Unitrust UTA dated June 26, 1997

Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust I UTA dated June 26, 1997

Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust II UTA dated June 26, 1997

Robert A. Biorn, Trustee of the Theresa Stone Pan Charitable Remainder Unitrust III UTA dated June 26, 1997

                                                                  EXECUTION COPY


                 AMENDMENT NO. 1 TO RECAPITALIZATION AGREEMENT
                 ---------------------------------------------

          This AMENDMENT NO. 1 TO RECAPITALIZATION AGREEMENT (this "Amendment"),
                                                                    ---------
dated as of July 15, 1997, is by and among E-Tek Dynamics, Inc., a California corporation (the "Company"), Summit/E-Tek Holdings, L.L.C., a Delaware limited
                  -------
liability company (the "Purchaser"), and Theresa Stone Pan (the "Shareholder
                        ---------                                -----------
Representative").
--------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company, the Purchasers and the Shareholders are parties to that certain Recapitalization Agreement, dated as of June 27, 1997 (the "Recapitalization Agreement");
 --------------------------

          WHEREAS, the Company, the Purchasers and the Shareholders desire to amend the Recapitalization Agreement as provided herein; and

          WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Recapitalization Agreement.

          NOW, THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Subparagraph 10A(iii) of the Recapitalization Agreement is hereby amended to read in its entirety as set forth below:

          "(iii) by the Purchaser Representative if the Purchasers are not satisfied with the results of their due diligence investigation and evaluation of the matters set forth on the attached Due Diligence Schedule
                                                         ----------------------
     or Supplemental Due Diligence Schedule; provided that the Purchaser
        -----------------------------------  -------- ----
     Representative shall not be entitled to terminate this Agreement pursuant to this subparagraph 10A(iii) with respect to any of the matters set forth on the Due Diligence Schedule unless the Purchaser Representative delivers
            ----------------------
     written notice of termination to the Company and the Shareholders on or prior to July 15, 1997 and the Purchaser Representative shall not be entitled to terminate this Agreement pursuant to this subparagraph 10A(iii) with respect to any of the matters set forth on the Supplemental Due
                                                         ----------------
     Diligence Schedule unless the Purchaser Representative delivers written
     ------------------
     notice of termination to the Company and the Shareholders on or prior to July 21, 1997 (it being understood that the Due Diligence Schedule and the
                                                 ----------------------
     Supplemental Due Diligence Schedule shall have independent significance for
     -----------------------------------
     purposes of this subparagraph 10A(iii) notwithstanding any duplication of certain matters set forth on such Schedules);"

          2.  The Supplemental Due Diligence Schedule attached hereto is hereby
              ---------------------------------------
added as a Schedule to the Recapitalization Agreement.

          3. The Company hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. The Shareholder Representative hereby represents and warrants that she has been duly authorized to act on behalf of the Shareholders with respect to the execution and delivery of this Amendment, and that this Amendment has been duly executed and delivered by the Shareholder Representative on behalf of the Shareholders and constitutes a valid and binding obligation of the Shareholders, enforceable in accordance with its terms.

          4. This Amendment may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more of such counterparts have been signed by each of the parties and delivered to the other parties.

          5. Except as expressly set forth in this Amendment, no other amendment or modification is made to any other provision of the Recapitalization Agreement, and the Recapitalization Agreement shall remain in full force and effect, as amended hereby, and as so amended the Company, the Purchasers and the Shareholders hereby reaffirm all of their respective rights and obligations thereunder.


                                   * * * * *

                      SUPPLEMENTAL DUE DILIGENCE SCHEDULE
                      -----------------------------------


I.   International Trade Matters

     Review matters relating to the Company's export practices during the past five years, including a review of products exported or deemed exported during the past five years and the countries involved, a review of the Company's marking practices, and a review of information relating to any Department of Commerce or other similar agency investigations, audits, proceedings, inquiries or penalties.


II.  Intellectual Property Matters

     A. Analysis of scope, ownership and validity of the Company's existing rights in the technology used by the Company with respect to any aspect of the Designated Products. For purposes of this Schedule, "Designated Products" shall mean all aspects of the products generally
           -------------------
          known as wavelength division multiplexers, isolators and couplers.

     B. Analysis of potential and claimed infringement of the intellectual property rights of others by the Company or the Company's technology, Intellectual Property Rights or manufacturing processes with respect to any aspect of the Designated Products.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.


                                    E-TEK DYNAMICS, INC.

                                         [Signature]
                                    By:  ---------------------------------------

                                    Its: PRESIDENT
                                         ---------------------------------------


                                    SUMMIT/E-TEK HOLDINGS, L.L.C.

                                        By: Summit Ventures IV, L.P., its Member

                                        By: Summit Partners IV, L.P., its
                                            General Partner

                                        By: Stamps, Woodsum & Co. IV, its
                                            General Partner

                                        By: ____________________________________
                                            General Partner

                                    /s/ Theresa Stone Pan
                                    --------------------------------------------
                                    Theresa Stone Pan
                                    (on her own behalf and on behalf of all of
                                    the other Shareholders)

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.


                                    E-TEK DYNAMICS, INC.

                                          /s/ Theresa Stone Pan
                                    By: ________________________________________

                                          PRESIDENT
                                    Its: _______________________________________

                                    SUMMIT/E-TEK HOLDINGS, L.L.C.

                                        By: Summit Ventures IV, L.P., its Member

                                        By: Summit Partners IV, L.P., its
                                            General Partner

                                        By: Stamps, Woodsum & Co. IV, its
                                            General Partner

                                        By: [Signature]
                                            ------------------------------------
                                            General Partner

                                    /s/ Theresa Stone Pan
                                    ___________________________________________
                                    Theresa Stone Pan
                                    (on her own behalf and on behalf of all of
                                    the other Shareholders)

                  AMENDMENT NO. 2 TO RECAPITALIZATION AGREEMENT
                 ---------------------------------------------

     THIS AMENDMENT NO. 2 TO RECAPITALIZATION AGREEMENT ("Amendment") is made as of August 17, 1998, by and among the undersigned.

     WHEREAS, the undersigned, and certain others, entered into that June 27, 1997 Recapitalization Agreement and that July 15, 1997 Amendment No. 1 To Recapitalization Agreement (collectively, "Agreement"), and the undersigned now wish to amend the same on the terms set forth below; and,

     WHEREAS, this Amendment is made in connection with and in consideration of an amendment of even date herewith to that certain July 23, 1997 Employment Agreement ("Employment Agreement") between E-Tek Dynamics, Inc., a California corporation, and Jing Jong Pan ("Pan").

     1. Paragraph 8D(i) of the Agreement is hereby amended to modify the duration of the non-compete provisions applying to Pan by deleting the clause that reads:

          "...and J.J. Pan agrees that until the earlier of (i) two years following termination of the Employment Period (as defined in the Employment Agreement) or (ii) the fifth anniversary of the Closing Date,"

and replacing it with:

          "...and J.J. Pan agrees that until the earlier of (i) July 23, 1999; or, (ii) the termination of his employment by the Company without cause,"

     2. For purposes of the preceding paragraph, termination of employment by the Company shall be deemed with cause if it is based on Pan's commission of a material act of dishonesty, wrongful use or disclosure of the Company's confidential or proprietary information, material breach of this Agreement or the Employment Agreement, gross carelessness or misconduct in the performance of his duties, or any other actions that have or are likely to have an adverse effect on the Company's business or reputation.

     3. Each of the undersigned represents and warrants that this Amendment has been duly executed and delivered by such person, and constitutes a valid and binding obligation of such person, enforceable in accordance with its terms.

//

                  [Remainder of Page Intentionally Left Blank]

     4. The capitalized terms that are used in this Amendment shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment, the Agreement shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of the date first written above.


    E-Tek Dynamics, Inc.                     Jing Jong Pan and Theresa Stone
                                             Pan, Trustees of the J.J. & Theresa
                                             Pan Revocable Trust dated
By: /s/ Michael J. Fitzpatrick               February 14, 1997
    -----------------------------
    Michael J. Fitzpatrick,
    President and CEO                        /s/ Theresa Stone Pan
                                             ----------------------------
    SUMMIT/E-TEK HOLDINGS, L.L.C             Theresa Stone Pan, Trustee

                                             /s/ Jing Jong Pan
                                             ----------------------------
By: Summit Ventures IV, L.P., its Member     Jing Jong Pan, Trustee

By: Summit Partners IV, L.P., its General    /s/ Theresa Stone Pan
    Partner                                  ----------------------------
                                             Theresa Stone Pan

By: Stamps, Woodsum & Co. IV, its            /s/ Jing Jong Pan
    General Partner                          ----------------------------
                                             Jing Jong Pan
By: /s/ Walter Kortschak
    ----------------------------------
    Walter Kortschak,
    General Partner

                                                                          Page 2